UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Star Mountain Lower Middle-Market Capital Corp.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

STAR MOUNTAIN LOWER MIDDLE-MARKET CAPITAL CORP.

140 E. 45th Street
New York, NY 10017
(212) 810-9044

April 30, 2026

Dear Stockholder:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Star Mountain Lower Middle-Market Capital Corp. (the “Company”) to be held virtually on June 11, 2026, at 10:00 a.m., Eastern Time. Stockholders will be able to register to attend the Annual Meeting virtually at the following website: https://starmountaincapital.com/star-mountain-lower-middle-market-capital-corp-annual-shareholder-meeting-2026/.

The Notice of the 2026 Annual Meeting of Stockholders and the Proxy Statement accompanying this letter describe the business to be conducted at the Annual Meeting. At the Annual Meeting, holders of the outstanding shares of the Company’s common stock will be asked:

1.	To elect two Class II directors of the Company to serve for a term of three years, or until their successor is duly elected and qualified;

2.	To approve a change in the Company’s legal form from a Delaware corporation to a Delaware statutory trust;

3.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026; and

4.	To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

THE BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” THE PROPOSAL TO ELECT EACH OF THE NOMINEES FOR DIRECTOR NAMED IN THIS PROXY STATEMENT, THE PROPOSAL TO APPROVE A CHANGE IN THE COMPANY’S LEGAL FORM FROM A DELAWARE CORPORATION TO A DELAWARE STATUTORY TRUST, AND THE PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2026.

On March 26, 2026, the Board of Directors (the “Board”) of the Company unanimously approved a Plan of Conversion providing for the Company to convert from a Delaware corporation to a Delaware statutory trust (the “Conversion”) and approved the Company’s proposed organizational documents under Delaware law. In connection with the Conversion, the Board also unanimously approved a name change of the Company. If stockholders approve the Proposal, the Company will be known as Star Mountain Lower Middle-Market Capital Company. The Board unanimously determined that the Conversion is in the best interest of the Company and its stockholders because the Delaware statutory trust form offers several advantages over the current Delaware corporate form.

It is important that your shares be represented at the Annual Meeting. If you are unable to participate in the Annual Meeting during the scheduled time, I urge you to complete, date and sign the enclosed Proxy Card and promptly return it via email at investors@starmountaincapital.com or authorize your proxy through the Internet or by telephone as described on the enclosed Proxy Card as soon as possible even if you plan to attend the Annual Meeting. We look forward to your participation in the Annual Meeting. Your vote and participation in the governance of the Company is very important to us.

Sincerely yours,

/s/ Brett A. Hickey
Brett A. Hickey
Chairman of the Board of Directors

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 11, 2026

The Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2025 are available free of charge on the internet at www.StarMountainCapital.com and will be transmitted to stockholders of record as of the close of business on April 17, 2026 on or around April 17, 2026.

In addition, copies of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, including financial statements, have previously been transmitted to the Company’s stockholders. The Company will furnish to any stockholder upon request, without charge, an additional copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025. The Company’s annual reports may be obtained by writing to Austin Ericson, Chief Compliance Officer and Secretary, Star Mountain Lower Middle-Market Capital Corp., 140 E. 45th Street, New York, NY 10017, by calling toll-free (212) 810-9044 or by visiting the Company’s website at www.StarMountainCapital.com.

The following information applicable to the Annual Meeting is found in the Proxy Statement and accompanying proxy card:

•	The date, time and location of the Annual Meeting;

•	A list of the matters intended to be acted on and the recommendation of the Company’s Board of Directors regarding those matters; and

•	Any control/identification numbers that you need to access your proxy card, as applicable.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 11, 2026

STAR MOUNTAIN LOWER MIDDLE-MARKET CAPITAL CORP.

140 E. 45th Street
New York, NY 10017
(212) 810-9044

To the Stockholders of Star Mountain Lower Middle-Market Capital Corp. (the “Company”):

Notice is hereby given that the 2026 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) will be held virtually at the following website: https://starmountaincapital.com/star-mountain-lower-middle-market-capital-corp-annual-shareholder-meeting-2026/, on June 11, 2026, at 10:00 a.m., Eastern Time. Stockholders will be able to register to attend the Annual Meeting virtually at the following website: https://starmountaincapital.com/star-mountain-lower-middle-market-capital-corp-annual-shareholder-meeting-2026/

At the Annual Meeting, you will be asked to approve and/or ratify the following proposals, as outlined below and more fully described in the accompanying Proxy Statement:

1.	To elect two Class II directors of the Company to serve for a term of three years, or until their successor is duly elected and qualified;

2.	To approve a change in the Company’s legal form from a Delaware corporation to a Delaware statutory trust;

3.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026; and

4.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

You have the right to receive notice of and to vote prior to the Annual Meeting if you were a stockholder of record at the close of business on April 17, 2026.

If you are unable to participate in the Annual Meeting, we encourage you to vote your proxy by following the instructions provided on the Proxy Materials or the Proxy Card. Stockholders may also request from us free of charge printed copies of the Proxy Statement and Proxy Card by following the instructions on the Notice of Internet Availability of Proxy Materials. In the event there are not sufficient votes for a quorum at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

Thank you for your support of the Company.

By order of the Board of Directors,

/s/ Austin Ericson
Austin Ericson
Chief Compliance Officer and Secretary
New York, New York

April 30, 2026

THIS IS AN IMPORTANT MEETING. TO ENSURE PROPER REPRESENTATION AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD VIA EMAIL AT INVESTORS@STARMOUNTAINCAPITAL.COM OR AUTHORIZE YOUR PROXY BY TELEPHONE OR THROUGH THE INTERNET. EVEN IF YOU VOTE YOUR SHARES PRIOR TO THE ANNUAL MEETING, YOU STILL MAY ATTEND THE ANNUAL MEETING AND VOTE YOUR SHARES AT THE TIME OF THE ANNUAL MEETING IF YOU WISH TO CHANGE YOUR VOTE.

QUESTIONS & ANSWERS

The following is a summary of more complete information appearing later in the attached proxy statement (the “Proxy Statement”). You should carefully read the entire Proxy Statement because it contains details that are not in the Questions & Answers.

Why am I receiving the enclosed Proxy Statement?

We are sending the enclosed Proxy Statement to you for your information in connection with the Company’s solicitation of your vote to approve and/or ratify the Proposals.

What are the Proposals?

Stockholders are being asked to (i) elect two Class II directors of the Company to serve for a term of three years, or until their successor is duly elected and qualified (“First Proposal”), (ii) approve the conversion of the Company from a Delaware corporation to a Delaware statutory trust pursuant to the Plan of Conversion (“Second Proposal”) and (iii) ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026 (“Third Proposal,” and collectively with the First Proposal and the Second Proposal, the “Proposals”).

Approval of the Second Proposal will result in the Company changing from a Delaware corporation to a Delaware statutory trust. If the Second Proposal is approved, the Company will be governed by new organizational documents required under Delaware law including a Declaration of Trust, which is attached as Exhibit A to the Proxy Statement.

Each of the Proposals is described in detail in the enclosed Proxy Statement.

What is the effect of the Second Proposal on the management of the Company?

Approval of the Second Proposal will have no direct effect on the management of the Company or its investment objectives and strategies. If the Second Proposal is approved, Star Mountain Fund Management, LLC (the “Advisor”) will continue to serve as the Company’s investment adviser and the Advisor will remain responsible for its day-to-day investment management and the implementation of its investment strategy and process.

What are the benefits and potential risks of converting from a Delaware Corporation to a Delaware Statutory Trust?

The benefits of converting to a Delaware statutory trust include: (i) greater flexibility and the potential for meaningful operating efficiencies; (ii) the ability to issue an unlimited number of common and preferred shares without the uncertainty and substantial costs associated with further shareholder approval; and (iii) not being subject to the Delaware corporate franchise tax.

Notwithstanding the efficiencies associated with (ii) in the above paragraph, the ability to issue an unlimited number of common and preferred shares creates the potential risk of dilution of voting rights and potential dilution in earnings of existing shareholders to the extent of any future share issuances in excess of the amounts currently authorized by the Company as a corporation.

i

After considering the potential risks and benefits related to the Conversion, the Board determined that the Delaware statutory trust is the most favorable form of organization for the Company due to a variety of advantages associated with that form of organization, as discussed in the Proxy Statement.

Will the Conversion constitute a taxable event for the Company’s Stockholders?

No. It is not anticipated that the Conversion will constitute a taxable event for the Company or its stockholders. As a result of the Conversion, the Company’s business structure will change from a Delaware corporation to a Delaware statutory trust. In all respects other than its business structure, the Conversion will preserve the continuance of the Company’s legal existence and performance and accounting history.

Has the Board approved the Proposals?

Yes, at a meeting held on March 26, 2026, the Board unanimously approved each Proposal and recommended that stockholders vote FOR each Proposal.

When is the Meeting?

The Meeting will be held on June 11, 2026, at 10:00 a.m., Eastern Time.

How many votes do I have?

Each share of the Company’s Class S shares of common stock, Class D shares of common stock, Class I shares of common stock and Class SP shares of common stock (collectively, the “Common Stock”) that you owned as of the close of business on April 17, 2026 (the “Record Date”) entitles you to one vote for each proposal. Only stockholders of record as of the Record Date may vote at the Meeting.

What will holders of the Company’s stock hold after the Conversion?

After the Conversion, every existing share of Common Stock held by a holder of Common Stock will become a common share of beneficial interest of the same class. Therefore, after the Conversion, holders of Common Stock will hold one common share of beneficial interest for each share of the same class of Common Stock held prior to the Conversion.

Will the holders of the Company’s stock be able to exercise appraisal rights in connection with the Conversion?

Holders of the Company’s Common Stock will be entitled to exercise appraisal rights with respect to the Conversion in accordance with Section 262 of the Delaware General Corporation Law. For more information, see “Appraisal Rights” in the Proxy Statement.

Will the Company have to pay any fees or expenses in connection with the Proposal?

The Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice and the enclosed proxy card. In addition to the solicitation of proxies by the use of the mail, proxies may be solicited by telephone or facsimile transmission by directors, the director nominees, or executive officers of the Company and/or officers or employees of the Advisor, or its affiliates. The Advisor is located at 140 E. 45th Street, New York, NY 10017. No additional compensation will be paid to directors or executive officers of the Company or employees of the Advisor or its affiliates for such services. The Company will also incur fees of legal counsel who have advised on the proposed Conversion and certain related matters.

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Who do I call if I have questions?

If you need any assistance or have any questions regarding the Proposals or how to vote your shares of Common Stock, please call the Company at (212) 810-9044 Monday through Friday 9:00 a.m. to 5:00 p.m. Eastern Time. Please have your proxy materials available when you call.

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STAR MOUNTAIN LOWER MIDDLE-MARKET CAPITAL CORP.

140 E. 45th Street
New York, NY 10017
(212) 810-9044

PROXY STATEMENT

FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 11, 2026

April 30, 2026

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board,” and each member, a “Director”) of the holders of the capital stock (the “Stockholders”) of Star Mountain Lower Middle-Market Capital Corp. (the “Company,” “we,” “us” or “our”) of proxies to be voted at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) and any adjournment(s) or postponement(s) thereof. The Annual Meeting will be held virtually at the following website: https://starmountaincapital.com/star-mountain-lower-middle-market-capital-corp-annual-shareholder-meeting-2026/, on June 11, 2026, at 10:00 a.m., Eastern Time. The Notice of Annual Meeting of Stockholders (the “Notice”), this Proxy Statement and a proxy card are first being sent to Stockholders on or about April 30, 2026. A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Annual Report”) was previously transmitted to the Stockholders and is also available to Stockholders, without charge, upon request by writing to Austin Ericson, Chief Compliance Officer and Secretary, Star Mountain Lower Middle-Market Capital Corp., 140 E. 45th Street, New York, NY 10017, by calling (212) 810-9044 or by visiting the Company’s website at www.StarMountainCapital.com.

Benefits of a Virtual Annual Meeting

The Annual Meeting will be held in a virtual or online meeting format only, via live audio webcast that will provide stockholders with the ability to participate in the Annual Meeting, vote their shares and ask questions. We are leveraging technology to enhance stockholder access to the Annual Meeting by enabling attendance and participation from any location around the world. We believe that the virtual meeting format will give stockholders the opportunity to exercise the same rights as if they had attended the Annual Meeting in-person and believe that these measures will enhance stockholder access and encourage participation and communication with the Board and management.

Attendance at the Virtual Annual Meeting

In order to attend the Annual Meeting virtually, you must register at https://starmountaincapital.com/star-mountain-lower-middle-market-capital-corp-annual-shareholder-meeting-2026/. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Annual Meeting and to vote and submit questions prior to or during the Annual Meeting, if needed. As part of the registration process, you must enter the Control Number located on your Proxy Card. We encourage all stockholders to vote prior to the Annual Meeting if possible.

On the day of the Annual Meeting, June 11, 2026, stockholders may begin to log in to the virtual Annual Meeting 15 minutes prior to the Annual Meeting. The Annual Meeting will begin promptly at 10:00 a.m., Eastern Time.

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We will have technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting. If you encounter any difficulties accessing the virtual Annual Meeting platform, including any difficulties voting or submitting questions, you may call the technical support number that will be posted in your instructional email.

Questions at the Annual Meeting

Our Annual Meeting will allow stockholders to submit questions before and during the Annual Meeting. During a designated question and answer period at the Annual Meeting, we will respond to appropriate questions submitted by stockholders. Stockholders will be able to ask their questions via the online platform.

We will answer as many stockholder-submitted questions as time permits, and any questions that we are unable to address during the Annual Meeting will be answered following the Annual Meeting, with the exception of any questions that do not comply with the rules of conduct for the Annual Meeting, which will be provided to stockholders that register to attend the Annual Meeting in advance of the Annual Meeting. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition.

We encourage you to vote your shares during or prior to the Annual Meeting, by telephone, through the Internet, or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying Proxy Card or authorize your proxy by telephone or through the Internet, and the Company receives your vote in time for voting at the Annual Meeting, the persons named as proxies will vote your shares in the manner that you specify. If you validly sign and return your Proxy Card, but give no instructions on the Proxy Card, the shares covered by the Proxy Card will be voted FOR the election of each of the nominees for director, FOR the approval of a change in the Company’s legal form from a Delaware corporation to a Delaware statutory trust and FOR the ratification of the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2026 in accordance with the recommendation of the Board.

If you are a “stockholder of record” (i.e., as of the close of business on April 17, 2026 you hold shares directly with the Company or the Company’s transfer agent in your name), you may revoke a proxy at any time by (1) notifying the Company, in writing, (2) submitting a properly executed, later-dated Proxy Card, or voting via Internet or telephone at a later time or (3) attending the Annual Meeting virtually and voting your shares at the Annual Meeting.

Purpose of the Annual Meeting

At the Annual Meeting, Stockholders will be asked:

1.	To elect two Class II directors of the Company to serve for a term of three years, or until their successor is duly elected and qualified (“First Proposal”);

2.	To approve a change in the Company’s legal form from a Delaware corporation to a Delaware statutory trust (“Second Proposal”);

3.
To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026 (“Third Proposal,” and collectively with the First Proposal and the Second Proposal, the “Proposals”); and

4.	To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Record Date

The record date for the Annual Meeting is the close of business on April 17, 2026 (the “Record Date”). You may cast one vote for each share of common stock (“Common Stock”) that you owned as of the Record Date. As of the Record Date, there were no Class S shares of Common Stock, no Class D shares of Common Stock, 10,016,984.063 Class I shares of Common Stock and no Class SP shares of Common Stock issued and outstanding and entitled to vote.

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Quorum and Adjournment

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in-person (virtually) or represented by proxy, of the holders of at least one-third of the issued and outstanding Common Stock and entitled to vote at the Annual Meeting as of the Record Date will constitute a quorum for purposes of the Annual Meeting. Abstentions and broker non-votes will be deemed to be present for the purpose of determining a quorum for the Annual Meeting.

If a quorum is not present at the Annual Meeting, the presiding officer or the holders of a majority of the votes entitled to be cast by the Stockholders entitled to vote at the Annual Meeting, present in-person (virtually) or represented by proxy, shall have power to adjourn the Annual Meeting, without notice other than announcement at the Annual Meeting, until a quorum shall be present or represented.  At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the Annual Meeting as originally noticed.  If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder entitled to vote at the Annual Meeting. Abstentions shall not be counted as votes cast on such adjournment and will have no effect on the adjournment vote.

Vote Required

Each Stockholder represented at the Annual Meeting shall be entitled to cast one vote for each share of the capital stock entitled to vote thereat held by such Stockholder. Stockholders may not cumulate their votes.

First Proposal. The election of directors in an uncontested election requires the affirmative vote of a majority of the votes cast by Stockholders present in person (virtually) or represented by proxy at the Meeting, provided a quorum is present.

Second Proposal. The change in the Company’s legal form from a Delaware corporation to a Delaware statutory trust requires the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company as of the Record Date, provided a quorum is present.

Third Proposal. The ratification of the Company’s independent registered public accounting firm for the year ending December 31, 2026 requires the affirmative vote of a majority of the votes cast by Stockholders present in person (virtually) or represented by proxy at the Meeting, provided a quorum is present.

The approval of each Proposal described in this Proxy Statement is independent of, and not conditioned upon, the approval of any other Proposal. Stockholders may vote to approve any combination of the Proposals, and the failure of Stockholders to approve any one proposal will not affect the validity or effectiveness of any other Proposal that is approved.

If you vote “ABSTAIN” with respect to the Proposals, your shares will not be voted with respect to the Proposals. For each of the First Proposal and the Third Proposal, abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on such Proposals. For the Second Proposal, abstentions will have the same effect as a vote against the Second Proposal.

A “broker non-vote” with respect to a matter occurs when a broker, bank or other nominee holding shares on behalf of a beneficial owner has not received voting instructions from the beneficial owner on a particular proposal and does not have discretionary authority to vote the shares on such proposal. Brokers, banks and other nominees will not have discretionary authority to vote with respect to the election of directors (First Proposal) and with respect to the change in the Company’s legal form (Second Proposal) at the Meeting, but may have discretionary authority to vote on the ratification of appointment of Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (Third Proposal). Accordingly, for each of the First Proposal and the Third Proposal, a “broker non-vote” would have no effect on such Proposals, and for the Second Proposal a “broker non-vote” would have the same effect as a vote against the Second Proposal.

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If you execute and return the enclosed proxy and no vote is indicated, your proxy will be voted “FOR” the Proposals described in this Proxy Statement.

Adjournment

The Annual Meeting may be adjourned for such periods as the presiding officer of the Annual Meeting or the Stockholders present in person (virtually) or by proxy and entitled to vote shall direct.

Additional Information

The Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice and the enclosed proxy card. We have requested that brokers, nominees, fiduciaries and other persons holding shares of Common Stock in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. We will reimburse such persons for their reasonable expenses in so doing. In addition, proxies may be solicited in person and/or by telephone, or mail by Directors or officers of the Company, officers or employees of Star Mountain Fund Management, LLC, our investment adviser (in such capacity, the “Advisor”) and our administrator (in such capacity, the “Administrator”). No additional compensation will be paid to such Directors, officers or regular employees for such services.

As of the date of this Proxy Statement, the Board, the Company’s officers and the Advisor know of no business to come before the Meeting other than as set forth in the Notice. If any other business is properly brought before the Meeting, the persons named as proxies will vote in their sole discretion.

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FIRST PROPOSAL: ELECTION OF DIRECTORS

Our business and affairs are managed under the direction of our Board of Directors (“Board”). Pursuant to our Certificate of Incorporation, the Board is divided into three classes, designated Class I, Class II, and Class III. Directors are elected for a staggered term of three years each, with a term of office of one of the three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected or until their respective successor is duly elected and qualified. At the Annual Meeting, two Class II directors shall be elected, each to serve a three-year term.

Each of Curtis Glovier and O. James Sterling has been nominated by the Board for election for a three-year term expiring in 2029. If elected, Messrs. Glovier and Sterling will continue to serve on the Company’s Board. Messrs. Glovier and Sterling are not being nominated for election pursuant to any agreement or understanding between them and the Company or any other person or entity.

Messrs. Glovier and Sterling have consented to being named in this Proxy Statement and to serving as a director if re-elected at the Meeting. Accordingly, the Board has no reason to believe that Messrs. Glovier and Sterling will be unable or unwilling to serve.

If a nominee should decline or be unable to serve as a director, it is intended that the proxy will vote for the election of such person as is nominated by the Board as a replacement.

Information About the Director Nominees and Current Directors

As described below under “Committees of the Board of Directors-Nominating and Corporate Governance Committee,” the Board has identified certain desired attributes for director nominees. Each of our directors and the director nominees have demonstrated high character and integrity, superior credentials and recognition in their field and the relevant expertise and experience upon which to be able to offer advice and guidance to our management. Each of our directors and the director nominees also have sufficient time available to devote to the affairs of the Company, are able to work with the other members of the Board and contribute to the success of the Company and can each represent the long-term interests of the Company’s stockholders as a whole. Our directors and director nominees have been selected such that the Board represents a range of backgrounds and experience.

Certain information, as of the Record Date, with respect to the director nominees for election at the Annual Meeting, as well as each of the current directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, the year in which each person became a director of the Company, and a discussion of each person’s particular experience, qualifications, attributes or skills that lead us to conclude, as of the Record Date, that such individual should serve as a director of the Company, in light of the Company’s business and structure.

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Nominees for Class II Director—Term Expiring 2029

Class II Directors—Terms Expiring 2026

Name, Address and Age(1)	Position(s) Held with Company	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director During Past 5 Years
Interested Director
Curtis Glovier, 62	Director	Class II Director since March 2025; Term expires 2026.
Chief Investment Officer, Star Mountain Capital, LLC (since July 2024); Senior Investment Advisor, Grafine Partners (since 2021); Sole Member and Chief Executive Officer of Dunedain LLC (since 2020); Managing Director of The Courtney Group (2020-June 2024); and Senior Advisor, Star Mountain Capital, LLC (February 2020-June 2024)
Member of Board of Governors of International Tennis Hall of Fame (since 2022), and Managing Director of The Courtney Group (2021 to June 2024)
Independent Director
O. James Sterling, 55	Director	Class II Director since May 2021; Term expires 2026.
Chief Financial Officer of Renalytix plc (November 2018-June 2024); Partner of Renwick Capital, LLC (March 2015 to June 2024); Chief Financial Officer of bluebird bio, Inc. (June 2024-June 2025); Chief Financial Officer of RxLogix Corporation (since February 2026)
None

Interested Director

Mr. Glovier is an “interested person” of the Company as defined in the 1940 Act and has served as a director since March 2025. Mr. Glovier’s leadership experience includes being a former Department Head and Investment Committee Member within the Credit Business of Fortress Investment Group ($48 billion in AUM as of 12/31/23), serving as Chairman of the Board of three companies and as a board member for numerous financial services, industrial, business services, communications, and technology companies. Mr. Glovier previously served as Chairman, CEO and President of PENSCO Trust Company, a specialty custodian of alternative investments for retirement accounts with over $16 billion in assets under custody, owned by publicly-traded Opus Bank, later acquired by Pacific Premier Bancorp (NASDAQ: PPBI). He also served as Opus Bank’s Senior Executive Vice President where he headed wealth services and served as Managing Partner & Lead Investment Committee Member of Opus Equity Partners, an SBIC lower middle-market private investment fund. Previously, Mr. Glovier had a nearly 10-year career as a Managing Director & Investment Committee member at Fortress Investment Group where he led private equity and debt investments in several industries with a focus on financial services.

Mr. Glovier started his career as a consultant at The Boston Consulting Group and then worked in the investment banking leveraged finance and M&A departments at Goldman Sachs. He then transitioned into alternative investments upon joining Nassau Capital, a private investment firm that managed over $2 billion of alternatives for its sole client, the Princeton University Investment Company. At Nassau, he focused on direct investments in companies across a variety of industries and stages ranging from venture capital to private equity. Mr. Glovier next moved to Perseus, a nearly $2 billion AUM diversified lower middle-market private equity firm headquartered in Washington, DC, where he rose to co-lead the buyout group in the New York City office.

Mr. Glovier serves on the Board of Governors of the International Tennis Hall of Fame and is a Senior Investment Advisor at Grafine Partners. Prior boards include the Retirement Industry Trust Association, comprised of the largest independent custodians in the U.S. Mr. Glovier received a BA in Economics, cum laude, from Princeton University, as well as a Masters of Economic Studies from James Cook University as a Rotary International Scholar, and an MBA, as a Palmer Scholar, from the Wharton School of The University of Pennsylvania. Mr. Glovier is FINRA Series 24, 79, 63 and 7 licensed.

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We believe that Mr. Glovier’s broad and extensive experience supports his nomination for election to the Board.

Independent Director

Mr. Sterling is not an “interested person” of the Company as defined in the 1940 Act and has served as a director since May 2021. Mr. Sterling currently serves as Chief Financial Officer of  RXLogix Corporation. Mr. Sterling was previously the Chief Financial Officer of Bluebird Bio (formerly NASDAQ: BLUE) and Renalytix plc (NASDAQ: RNLX).

Prior to Renalytix plc, Mr. Sterling served as Managing Director in three investment banking firms, San Francisco Sentry Securities, Brock Capital Group, LLC, and Aleutian Capital Group, where he worked on successful capital markets transactions for companies in healthcare, aviation & aerospace, manufacturing, and technology.

Before working in investment banking, Mr. Sterling was a Management Consultant at Booz & Co. (formerly Booz Allen Hamilton), where he managed projects in business strategy and operations improvement for Fortune 500 clients across a range of service and manufacturing industries including aviation and aerospace, automotive manufacturing, and government services.

We believe that Mr. Sterling’s broad and extensive experience supports his nomination for re-election to the Board.

Current Directors—Not up for Election at the Annual Meeting

Class III Director—Term Expiring 2027

Name, Address and Age(1)	Position(s) Held with Company	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director During Past 5 Years
Independent Director
David S. Kimmel, 63	Director	Class III Director since May 2021; Term expires 2027.
Senior Adviser, Insurance Advisory Partners (January 2025- present); Chief Financial Officer, Coverage Insurance (January 2025-December 2025); Managing Partner and Co-Founder, Insurance Advisory Partners (July 2021-December 2024); Member of the Board of Directors, Kansas City Life (since 2013); Member of the Advisory Board, CyberCube Analytics (September 2018-September 2022) and Hudson Structured Capital Management (September 2019-July 2021); and Managing Partner and Founder of Summit Capital (2007-2021).
Independent Director, Kansas City Life (since 2013).

Independent Director

Mr. Kimmel is not an “interested person” of the Company as defined in the 1940 Act and has served as a director since May 2021. Mr. Kimmel is Co-Founder and Senior Advisor to Insurance Advisory Partners, an investment bank focused on the insurance industry. Prior to founding Insurance Advisory Partners, Mr. Kimmel was a Managing Partner and Founder of Summit Capital, a merchant banking boutique, where he advises and invests in a range of financial services and technology clients. He was previously CEO of CyberRiskPartners, a cyber risk analytics and solutions company, and was a frequent speaker on cyber risk at national industry conferences and senior executive off-sites. Mr. Kimmel has been named to public and private company boards in a variety of sectors, including reinsurance, life insurance and annuities, cyber risk, fintech, and insurtech.

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Previously, Mr. Kimmel was an investment banker for more than two decades in the US and UK. He primarily advised insurance and other financial services clients regarding mergers and acquisitions as well as public and private capital raising while working at JPMorgan, Deutsche Bank, and Kidder, Peabody. Mr. Kimmel led the industry practices at JPMorgan and Deutsche Bank and served on the Investment Banking Management Committees at both firms and on JPMorgan’s Fairness Opinion Committee. Over the course of his career, he has advised on billions in M&A transactions and financings for industry leaders in insurance.

We believe that Mr. Kimmel’s broad and extensive experience supports his membership on our Board.

Class I Directors—Terms Expiring 2028

Name, Address and Age(1)	Position(s) Held with Company	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director During Past 5 Years
Interested Director
Brett A. Hickey, 47	Director, Chairman of the Board, Chief Executive Officer and President	Class I Director since 2021; Term expires 2028.	Chief Executive Officer of Star Mountain Fund Management, LLC (2010-present).
Member of the Boards of Directors of Greenwich YMCA (March 2021-present), Member of Board of Directors of Global Harvard Alumni Entrepreneurs Board (January 2018-present), Star Mountain Charitable Foundation, LLC (2016-present) and Star Mountain Fund Management (since 2010).

Independent Director
Jeffrey S. Rogers, 57	Director	Class I Director since 2021; Term expires 2028.	President and Chief Executive Officer of LiftForward, Inc. (December 2013-present).	Member of the Boards of Directors of Strategic Realty Trust, Inc. (since 2014), Sol-REIT (February 2022-present) SunRocket, LLC (February 2022-present) and US Strategic Metals (January 2023-present).

(1)	The business address of the director nominees and other directors is c/o Star Mountain Lower Middle-Market Capital Corp., 140 East 45th Street, New York, NY 10017.

Interested Director

Mr. Hickey has over 20 years of private investing and investment banking experience with over 15 years spent directly in the U.S. lower middle-market.

Previously, Mr. Hickey worked as an Investment Banker at Citigroup Global Markets in New York City (formerly known as Salomon Smith Barney) where he worked with global investment managers and financial institutions, helping them evaluate strategic and portfolio investments. In that role he worked on over $24 billion in completed debt and equity transactions as well as mergers and acquisitions.

He graduated with Distinction from McGill University in Montreal, Canada with a Bachelor of Commerce degree majoring in Finance and also completing a concentration in Accounting. He is an alumnus of Harvard Business School’s Owner, President / Manager executive training and management program.

Mr. Hickey is a former Canadian national gold medalist and North American medalist in speed skating.

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He previously served on the Board of Governors of the Small Business Investor Alliance (SBIA) and Young Presidents’ Organization (YPO) NYC Chapter, Help for Children and the YMCA of Greenwich and is currently on the board of the Foreign Policy Association and the Global Advisory Council of the Harvard Alumni Entrepreneurs.

He is also the Founder & Chairman of the Star Mountain Charitable Foundation, a 501(c)(3) focused on economic development, health & wellness and job creation in America.

He has completed numerous other business programs including Building Your Business Through Transformational Leadership & Innovation at the Innovatrium on the University of Michigan’s campus in Ann Arbor, Michigan and is a frequent guest lecturer on industry panels and at academic institutions.

We believe that Mr. Hickey’s substantial experience in the investment industry, including his work with various investment strategies, supports his membership on our Board.

Independent Director

Mr. Rogers is not an “interested person” of the Company as defined in the 1940 Act and has served as a director since May 2021. Mr. Rogers is the President and Chief Executive Officer of LiftForward, Inc., which provides organizations with payment solutions that power subscription services, membership programs and Hardware as a Service such as the Microsoft Surface Membership.

Prior to joining LiftForward, Mr. Rogers was the President and Chief Operating Officer of Integra Realty Resources, Inc., which is the largest commercial real estate valuation firm in the United States. Integra’s customers include the United States’ largest REITs, pension funds, and financial institutions. Additionally, Mr. Rogers held other operating positions and worked on Wall Street as an investment banker. Mr. Rogers previously served on the Board of Directors of Presidential Realty Corp., a public REIT and also previously served as Audit Committee Chairman of the Young Presidents’ Organization. Currently, Mr. Rogers serves on the Boards of Directors of Strategic Realty Trust, Inc. and Sol-REIT.

We believe that Mr. Rogers’ substantial experience in the investment industry, including his work with various investment strategies, supports his membership on our Board.

Information about Executive Officers Who Are Not Directors

The following information, as of the Record Date, pertains to our executive officers who are not directors of the Company.

Name, Address, and Age(1)	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years
Christopher J. Gimbert, 48	Chief Financial Officer	Chief Financial Officer, Star Mountain Fund Management, LLC

Austin Ericson, 33	Chief Compliance Officer and Secretary	Legal Counsel and Chief Compliance Officer, Star Mountain Fund Management, LLC; Assistant General Counsel, H.I.G. Capital, LLC; Associate Attorney, McDermott Will & Emery LLP
(1)	The business address of the executive officers is c/o Star Mountain Lower Middle-Market Capital Corp., 140 East 45th Street, New York, NY 10017.

Christopher Gimbert has over 20 years of private equity/credit investment and operating experience. Mr. Gimbert has served as the CFO of the Company since inception. Prior to helping launch Star Mountain, Mr. Gimbert was the Founder & CEO of an interim CFO advisory business serving small businesses. Previous roles also included: (i) Merrill Lynch Alternative Investments, analyzing alternative investment asset managers and (ii) M&A operating and integration experience from KPMG M&A Advisory, including private equity acquisition integration of companies. Mr. Gimbert holds an MBA from the NYU Stern School of Business, where he was an InSITE Fellow (Entrepreneur / Venture Fellowship advising small businesses) and Founder of the NYU Venture Community. He also holds a BSBA in Business Administration from Washington University in St. Louis, where he won the annual business plan competition for a business he co-founded as a student.

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Mr. Ericson currently serves as the Legal Counsel and Chief Compliance Officer of Star Mountain Fund Management, LLC, the Company’s Advisor. Prior to joining the Company in November 2022, Mr. Ericson served as Assistant General Counsel at H.I.G. Capital, LLC (“H.I.G.”), a $50+ billion AUM global alternative investment firm. Products he helped structure and administer included private credit funds, private equity funds, rated note investment structures for insurance companies, separate managed accounts, a publicly traded business development company and both static and active collateralized loan obligation vehicles (CLOs). His responsibilities included implementing, creating and monitoring compliance processes throughout all functions of the firm including fundraising, general corporate matters, marketing review, regulatory filings, and administering H.I.G.’s compliance program. His legal and compliance responsibilities also included negotiating investor side letters and reviewing all marketing materials.

Prior to H.I.G., Mr. Ericson was an Associate Attorney in the Corporate and Transactional Department of McDermott Will & Emery LLP, a 1,400+ lawyer global corporate law firm working with leading alternative investment and corporate clients, including H.I.G., where he would later join. He drafted and negotiated all ancillary merger & acquisition documents including employment agreements, seller notes, stock option plans, escrow agreements, restricted activities agreements, and reviewed and revised all core transaction documentation, working with specialists, attorneys, and paralegals. Mr. Ericson led legal diligence processes on over 25 closed mergers and acquisitions (including new platform investments, tuck-ins and add-ons).

Mr. Ericson is a graduate of the University of South Florida with a Bachelor of Arts in Political Science. He received his Juris Doctor degree from the University of Florida Levin College of Law where he graduated Cum Laude and in the top 5% of his graduating class. At the University of Florida Levin College of Law, Mr. Ericson served as Managing Editor of the Florida Law Review and the Chief of Communications for the Association of Law and Business. He was also elected to the Order of the Coif, an honorary scholastic society encouraging excellence in legal education recognizing law students who attained a high grade of scholarship.

Mr. Ericson is also an Adjunct Professor at University of Miami School of Law where he teaches a course on Drafting and Negotiating Private Equity Related Agreements.

Director Independence

Our Board annually determines each director’s independence. We do not consider a director independent unless the Board has determined that he or she has no material relationship with us in accordance with Section 2(a)(19) of the 1940 Act. We monitor the relationships of our directors through the activities of our Nominating and Corporate Governance Committee and through a questionnaire each director completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes.

Our governance guidelines require any director who has previously been determined to be independent to inform the Chairman of the Board and the Chair of the Nominating and Corporate Governance Committee of any change in circumstance that may cause their status as an Independent Director to change. The Board limits membership on the Audit Committee, the Nominating and Corporate Governance Committee, and Independent Directors Committee to Independent Directors.

The Board has determined that each of the directors, with the exception of Messrs. Hickey and Glovier, is independent and has no material relationship with the Company, except as a director. Messrs. Hickey and Glovier are interested persons of the Company due to their positions as members of management of the Advisor.

Board Leadership Structure

The business and affairs of the Company are managed under the direction and oversight of the Board. The Board consists of five members, three of whom are Independent Directors. The Board appoints the officers who serve at the discretion of the Board. The responsibilities of the Board include quarterly valuation of the Company’s assets, corporate governance activities, oversight of the Company’s financing arrangements, investment activities, and service providers, including the Advisor.

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The Board is responsible for the oversight of the Company’s investment, operational and risk management activities. The Board reviews risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of the Advisor as necessary and periodically requesting the production of risk management reports or presentations.

The role of our Board, and of any individual director, is one of oversight and not of management of our day-to-day affairs.

Presently, Brett A. Hickey serves as the Chairman of our Board. Mr. Hickey is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act by virtue of his role as a member of management of the Advisor. We believe that Mr. Hickey’s history with the Company, familiarity with its investment platform, and extensive knowledge of the financial services industry qualify him to serve as the Chairman of our Board. We believe that the Company is best served through this existing leadership structure, as Mr. Hickey’s relationship with the Advisor provides certain synergies between the Company and the Advisor.

Our corporate governance policies include regular meetings of the Independent Directors in executive session without the presence of Interested Directors and management, the establishment of the Audit Committee, the Nominating and Corporate Governance Committee, and the Independent Directors Committee, each comprised solely of Independent Directors, and the appointment of a chief compliance officer, with whom the Independent Directors meet at least once per year without the presence of Interested Directors and other members of management, for administering our compliance policies and procedures.

All of the Independent Directors play an active role on the Board. The Independent Directors compose a majority of our Board and are closely involved in all material deliberations related to us. Our Board believes that, with these practices, each Independent Director has an equal involvement in the actions and oversight role of our Board and equal accountability to us and our stockholders. Time is allotted at each quarterly meeting of the Board for the Independent Directors to meet and discuss any issues that they deem necessary or appropriate. The Independent Directors may also choose to meet in executive session outside the presence of the Interested Directors during the course of other meetings of the Board or at other times as they deem necessary or appropriate.

Our Board believes that its leadership structure is the optimal structure for us at this time. Our Board, which will review its leadership structure periodically as part of its annual self-assessment process, further believes that its structure is presently appropriate to enable it to exercise oversight of our business and affairs.

Board of Directors Role in Risk Oversight

The goal of the Board’s risk oversight function is to ensure that the risks associated with the Company’s investment activities are accurately identified, thoroughly investigated and responsibly addressed. While providing oversight, our Board and its committees receive reports on the Company’s and the Advisor’s activities, including reports regarding our investment portfolio and financial accounting and reporting. Stockholders should note, however, that the Board’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of the Company’s investments.

As described below in more detail under “Committees of the Board of Directors,” the Audit Committee, the Nominating and Corporate Governance Committee, and the Independent Directors Committee assist the Board in fulfilling its risk oversight responsibilities.

The Company’s Chief Compliance Officer assists the Board with its risk oversight functions by providing the Board with a quarterly report on our compliance with the federal securities laws and our internal compliance policies and procedures. The Board also reviews annually a written report from the Chief Compliance Officer discussing, in detail, the adequacy and effectiveness of our compliance policies and procedures and those of our service providers.

The Audit Committee’s meetings with our independent public accounting firm also contribute to its oversight of certain internal control risks. In addition, our Board meets periodically with the Advisor to receive reports regarding our operations, including reports on certain investment and operational risks, and our Independent Directors are encouraged to communicate directly with senior members of our management.

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Our Board believes that this role in risk oversight is effective and appropriate given the extensive regulation to which we are subject as a business development company. For example, as a business development company, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 150% immediately after each time we incur indebtedness, we generally have to invest at least 70% of our total assets in “qualifying assets,” and there are restrictions regarding investments in any portfolio company in which one of our affiliates currently has an investment. We believe that we have robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect us can be identified or eliminated and some risks are beyond the control of us, the Advisor and our other service providers.

We recognize that different board of directors’ roles in risk oversight are appropriate for companies in different situations. We re-examine the manners in which the Board administers its oversight function on an ongoing basis to ensure that it continues to meet the Company’s needs.

Committees of the Board of Directors

Our Board currently has three committees: an Audit Committee, a Nominating and Corporate Governance Committee, and an Independent Directors Committee. The Board does not have a standing compensation committee because none of the Company’s executive officers receive any direct compensation from us. During the fiscal year ended 2025, our Board held four meetings, the Audit Committee held four meetings, the Nominating and Corporate Governance Committee held two meetings, and the Independent Directors Committee held one meeting. We require each director to make a diligent effort to attend all Board and committee meetings as well as each annual meeting of our stockholders.  All directors attended the Company’s 2025 Meeting of the Stockholders and at least 75% of the aggregate number of meetings of the Board and of the respective committees on which they serve during the fiscal year ended 2025.

Audit Committee. The Audit Committee is composed of all Independent Directors. O. James Sterling serves as Chairman of the Audit Committee. The Board has determined that O. James Sterling is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Messrs. David Kimmel, and Jeffrey S. Rogers meet the current requirements of Rule 10A-3 under the Exchange Act. The Audit Committee operates pursuant to a charter approved by the Board, which sets forth the responsibilities of the Audit Committee, a copy of which was attached as Annex A to the Company’s proxy statement for its 2025 annual meeting of stockholders. The Audit Committee’s responsibilities include establishing guidelines and making recommendations to the Board regarding the valuation of the Company’s loans and investments; selecting the Company’s independent registered public accounting firm; reviewing with such independent registered public accounting firm the planning, scope and results of their audit of the Company’s financial statements; pre-approving the fees for services performed; reviewing with the independent registered public accounting firm the adequacy of internal control systems; reviewing the Company’s annual audited financial statements; overseeing internal audit staff, if any, and periodic filings; and receiving the Company’s audit reports and financial statements.

Nominating and Corporate Governance Committee. The members of the Nominating and Corporate Governance committee are the Independent Directors. David Kimmel serves as chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by the Company’s stockholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and management. The Nominating and Corporate Governance Committee operates pursuant to a charter approved by the Board, which sets forth the responsibilities of the Nominating and Corporate Governance Committee, a copy of which was attached as Annex B to the Company’s proxy statement for its 2025 meeting of stockholders.

The Nominating and Corporate Governance Committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the Board, the Company and its stockholders. In considering possible candidates for election as a director, including any director candidates recommended by stockholders of the Company, the Nominating and Corporate Governance Committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

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•	are of high character and integrity;

•	are accomplished in their respective fields, with superior credentials and recognition;

•	have relevant expertise and experience upon which to be able to offer advice and guidance to management;

•	have sufficient time available to devote to the Company’s affairs;

•	are able to work with the other members of the Board and contribute to the Company’s success;

•	can represent the long-term interests of the Company’s stockholders as a whole; and

•	are selected such that the Board represents a range of backgrounds and experience.

The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. The Nominating and Corporate Governance Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the goal of creating a board of directors that best serves the Company’s needs and the interests of its stockholders.

Independent Directors Committee. The Independent Directors Committee consists of all of the Independent Directors. Jeffrey S. Rogers currently serves as Chairman of the Independent Directors Committee and as the Lead Independent Director of the Board. The Independent Directors Committee assists the Board by acting as a liaison between the Board and the Company’s principal service providers, including without limitation, the Advisor. The Independent Directors Committee operates pursuant to a charter approved by the Board, which sets forth the responsibilities of the Independent Directors Committee. The Independent Directors Committee is responsible for assessing the flow of information between management and the Board and overseeing the annual approval process of the Advisory Agreement and the Administration Agreement (each as defined herein). The Independent Directors Committee is also responsible for addressing conflict of interest matters and directing the retention of any consultants that the Board may deem necessary or appropriate. Time is allotted at each quarterly meeting of the Board for the Independent Directors to meet and discuss any issues that they deem necessary or appropriate. The Independent Directors may also choose to meet in executive session outside the presence of the Interested Directors during the course of other meetings of the Board or at other times as they deem necessary or appropriate.

Required Vote

The election of directors requires the affirmative vote of a majority of the votes cast by holders of our common stock as of the Record Date present in-person (virtually) or represented by proxy at the Meeting. Stockholders may not cumulate their votes. Abstentions and broker non-votes will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED IN THIS PROXY STATEMENT.

If you validly sign and return a Proxy Card but give no instructions on the Proxy Card, the shares covered by the Proxy Card will be voted FOR the election of each of the nominees for director in accordance with the recommendation of the Board.

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SECOND PROPOSAL: APPROVE A CHANGE IN THE COMPANY’S LEGAL FORM FROM A DELAWARE CORPORATION TO A DELAWARE STATUTORY TRUST

The Company is currently organized as a Delaware corporation under the Delaware General Corporation Law (the “DGCL”). Should Stockholders approve the Conversion, the Company proposes to convert from a Delaware corporation to a Delaware statutory trust.

At a meeting held on March 26, 2026, the Board unanimously approved the Conversion and the Company’s organizational documents under Delaware law, including a Declaration of Trust, which is attached as Exhibit A hereto, pursuant to a Plan of Conversion, which is attached as Exhibit B hereto. In connection with the Conversion, the Board also unanimously approved a name change of the Company. If the Stockholders approve the Proposal, the Company will be known as Star Mountain Lower Middle-Market Capital Company.

If the Conversion is approved and occurs, you will become a shareholder of an externally managed, non-diversified closed-end management investment company that has elected to be treated as a business development company (a “BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), organized as a Delaware statutory trust instead of a Delaware corporation and any share of Common Stock held prior to the Conversion will become a common share of beneficial interest of the same class.
The Board believes that a Delaware statutory trust is the most favorable form of organization for BDCs due to a variety of advantages associated with that form of organization, as discussed below.

Potential Benefits of the Second Proposal

The Conversion would conform the Company’s business form with the form commonly utilized by BDCs. Delaware is known for its sophisticated business courts and a well-established body of legal precedent governing business entities generally and investment companies specifically, which might be relied upon for interpretation of the relevant statutes. The Board believes that the comprehensive body of law in Delaware will remain beneficial to the Company following the Conversion. The DSTA, which governs the formation and operation of Delaware statutory trusts, has developed to accommodate the unique governance needs of BDCs. For example, the DSTA entitles shareholders to the same limitation of personal liability extended to shareholders of Delaware for-profit corporations (generally limited to the price of the stock).

The Board believes that the Delaware statutory trust form of organization provides flexibility to the Company in terms of its administration, which potentially could lead to greater operating efficiencies and lower expenses for shareholders, certainty regarding limiting liability for the obligations of the Company and its Directors, and flexibility in structuring shareholder voting rights and shareholder meetings. For example, a Delaware statutory trust is not required to hold an annual meeting of shareholders. In addition, the Company may be able to realize greater operating efficiencies because the Delaware statutory trust form would permit the Company to operate under uniform, modern and flexible governing documents that would streamline the governance process and could reduce costs associated with governance and compliance monitoring. Additionally, as a Delaware statutory trust, the Company would not be subject to the annual Delaware corporate franchise tax. For context, in respect of the Company’s 2025 tax year, the Company paid $200,000 in Delaware corporate franchise tax (the current maximum amount under Delaware law).

As a Delaware statutory trust, the Company would be permitted to authorize the issuance of an unlimited number of common and preferred shares of beneficial interest without any action by shareholders. The Board believes that it is in the best interests of the Company and its shareholders to grant the Company, as it continues to grow, the ability to issue an unlimited number of common and preferred shares of beneficial interest without incurring the additional costs associated with soliciting a shareholder vote at an annual or special meeting. The Board believes that, in the future, occasions may arise where the time required to obtain shareholder approval to issue additional shares of beneficial interest might adversely delay the Company’s ability to enter into a desirable transaction. In addition, the ability to issue an unlimited number of preferred shares of beneficial interest would permit the Company to efficiently leverage its portfolio and take advantage of certain investment opportunities with timely investments. Importantly, consistent with Section 23(b) of the 1940 Act as modified by Section 63 of the 1940 Act, the Company generally may only issue and sell common shares at a price that is equal to or above its current net asset value per share (exclusive of any distributing commission or discount). Accordingly, any issuances of common shares by the Company would generally be accretive or neutral to the book value per share of existing common shareholders.

Potential Risks of the Second Proposal

As described above, the Second Proposal would allow for the Company to issue an unlimited number of shares of beneficial interest as a Delaware statutory trust. Any future issuances of additional shares would have the effect of diluting the voting rights of existing shareholders and, in respect of the Company’s common shares, could have the effect of diluting earnings per share if the Company is unable to timely invest the proceeds in adequately yielding assets. In addition, the availability for issuance of additional shares could discourage and make more difficult efforts to obtain control of the Company. For example, the Company’s authorized but unissued shares could be issued in one or more transactions that could delay, defer or prevent a transaction or change in control of the Company that might involve a premium price for its shareholders or otherwise be in their best interest. As of the date of this Proxy Statement, the Company and the Board are not aware of any attempt or plan to obtain control of the Company, and anti-takeover considerations are not part of the Board’s rationale for recommending the Second Proposal. In addition, any future issuance of preferred shares would increase the leverage incurred by the Company. Leverage increases the volatility of investments and magnifies the potential for loss on amounts invested thereby increasing the risk associated with investing in the Company. Importantly, however, the Company will remain subject to the minimum asset coverage limitations applicable to BDCs under the 1940 Act (currently 150% as adopted by Stockholders of the Company pursuant to Section 61(a)(2) of the 1940 Act).

Comparison of Stockholder Rights

Following the approval of the Second Proposal, the Company will be a Delaware statutory trust and the rights of its shareholders, Trustees and officers will be governed by the DSTA and by the Declaration of Trust, which is attached as Exhibit A hereto, and By-Laws (collectively with the proposed Declaration of Trust, the “Organizational Documents”). Currently, the Company is organized as a Delaware corporation, and the rights of its Stockholders, Directors and officers are governed by the DGCL and the Company’s existing certificate of incorporation (the “Charter”) and existing bylaws (together with the Charter, the “Existing Organizational Documents”). Copies of the Existing Organizational Documents are available on the SEC’s website at http://www.sec.gov.

The following is a summary of the similarities and differences between the rights of the Company’s Stockholders under the Existing Organizational Documents, under the Organizational Documents and under the DGCL and DSTA. It is not intended to be complete and is qualified in its entirety by reference to the Declaration of Trust, the Existing Organizational Documents and applicable law, including the DSTA, the DGCL and the 1940 Act.

	Current	Following Conversion
Capital Structure
The Company’s authorized stock consists of:

•    200,000,000 shares of common stock, par value $0.001 per share; and
Increases in the number of authorized shares of the Company’s capital stock generally require stockholder approval.
The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of each class.

	Current	Following Conversion
	Common Stock All shares of Common Stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable.	Common Shares Substantively the same.

Preferred Stock

The Board is authorized to classify and reclassify any unissued shares of Preferred Stock into other classes or series of Preferred Stock without stockholder approval.

The Board is required to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series of shares prior to issuance.
Preferred Shares Substantively the same.

Annual Meetings	Required to hold an annual meeting of stockholders.	The Organizational Documents and the DSTA do not require that trusts hold annual meetings of shareholders.

Special Meetings
Special meetings of stockholders may be called for any purpose(s), unless otherwise prescribed by statute or the Charter, only by the Chairman of the Board or the Chief Executive Officer of the Corporation or by a resolution duly adopted by the affirmative vote of a majority of the Board.

Special meetings of shareholders may be called at any time by a majority of the trustees or the Chief Executive Officer and shall be called by the Trustees for any proper purpose upon  written request of the shareholders holding in aggregate at least a majority of the outstanding shares entitled to vote.

Board Action by Written Consent	The Board or a committee may take action without a meeting if all members of the Board or of the committee, as applicable, consent thereto in writing or by electronic transmission.
The Board or a committee may take action without a meeting if the number of the trustees or members of the committee, as applicable, required for approval of such action at a meeting consent to the action in writing or by electronic transmission.

Quorum
The holders of at least one-third of the capital stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the Charter.
Substantively the same.

	Current	Following Conversion
Shareholder Voting Standard
Subject to any requirements of law or the Existing Organizational Documents, stockholders may approve a proposal by a majority of votes cast.

Each stockholder is entitled to cast one vote for each share of capital stock entitled to vote held by such stockholder on all matters submitted to a vote of stockholders, including the election of Directors.

There is no cumulative voting in the election of Directors.
Substantively the same.

Shareholder Action by Written Consent
Any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.
Substantively the same.
Notice	Notice of each meeting of stockholders is required to be given not less than ten (10) or more than sixty (60) days before the date of the meeting.	Notice of each meeting of shareholders is required to be given not less than ten (10) days nor more than 120 days before the date of the meeting.

Liability of Stockholders	Stockholders generally do not have personal liability for the Company’s obligations.	Substantively the same.

Dividends and Distributions
Distributions may be paid to holders of capital stock if, as and when declared by the Board out of assets at any time legally available.

Such distributions may be payable in cash, in property, or in shares of capital stock or a combination thereof.
Substantively the same.

	Current	Following Conversion
Liability of Board Members and Officers
Directors are entitled to the benefits of all limitations on the liability of directors generally that are now or hereafter become available under the DGCL. No Director or officer shall be liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, except for liability (i) for any breach of the director’s or officer’s duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) arising under DGCL Section 174 or (iv) for any transaction from which the director derived an improper personal benefit.

Trustees and officers will not be subject in such capacity to any personal liability to the trust or shareholders, unless the liability arises from bad faith, willful misfeasance, gross negligence or reckless disregard for the trustee’s or officer’s duty.

Indemnification	The Company, to the full extent permitted by DGCL Section 145, as amended from time to time, shall indemnify all persons whom it may indemnify pursuant thereto.
Except as otherwise provided in the Declaration of Trust and to the fullest extent permitted by law, the trust will indemnify and hold harmless each person who at any time serves as a trustee or officer of the trust.

Appraisal Rights
Under the DGCL, appraisal rights may be granted with respect to certain corporate transactions and reorganizations with respect to stock that is not listed on a national securities exchange or held of record by more than 2,000 holders.
Shares of beneficial interest shall not entitle the holder to appraisal rights.
Amendments to Organizational Documents	The Charter may generally be amended by the affirmative vote of a majority of the shares entitled to vote on any matter. The By-Laws may be amended by the Board without stockholder approval.
Except as provided below, the trustees may, without shareholder vote, amend or otherwise supplement the Declaration of Trust and By-Laws. Shareholders shall have the right to vote: (i) on any amendment which would eliminate their right to vote granted in the Declaration of Trust, (ii) on any amendment to Section 11.3(a) of the Declaration of Trust, which governs when shareholders have a right to vote on amendments to the Declaration of Trust, (iii) on any amendment that would adversely affect the powers, preferences or special rights of the shares of beneficial interest as determined by the trustees in good faith, and (iv)  on any amendment submitted to shareholders by the trustees.

Further, the trustees shall have the exclusive power to amend or repeal the By-Laws or adopt new By-Laws at any time.

	Current	Following Conversion
Inspection Rights
Any stockholder, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the Corporation’s stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom.
The records of the Trust shall be open to inspection by the shareholders to the same extent as is permitted to the stockholders of a corporation formed under the Delaware General Corporation Law.

Merger, Consolidation, Incorporation and Dissolution
The Charter is silent with respect to the approval of mergers, consolidations, incorporation and dissolution.

The DGCL generally requires that any agreements of merger or consolidation, dissolutions, and conversions be approved by a majority of the outstanding capital stock.

The affirmative vote or consent of at least seventy-five percent (75%) of the trustees of the trust and at least seventy-five percent (75%) of the shares of beneficial interest outstanding and entitled to vote thereon shall be necessary to authorize a merger, conversion, consolidation, or share exchange or sale or exchange of all or substantially all of the assets of the trust or a series of class of shares. However, the merger, conversion, consolidation, or share exchange or sale or exchange of all or substantially all of the assets of the trust may be approved by a majority of the entire board of trustees and seventy-five percent (75%) of the continuing trustees without shareholder approval, unless otherwise required by law.

Any amendment to the Declaration of Trust to make shares of the Company “redeemable securities” and any other proposal to convert the Company to an  “open-end company” (as defined in the 1940 Act) each must be approved by the affirmative vote of shareholders entitled to cast at least a majority of  the votes entitled to be cast on the matter prior to an Exchange Listing (as defined in the Declaration of Trust); and (ii) the affirmative vote of Shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter upon and following the occurrence of an Exchange Listing.

Derivative Actions
The Charter provides that any derivative action or proceeding brought on behalf of the Company be brought in a federal or state court located in the state of Delaware unless the Corporation consents in writing to the selection of an alternative forum.

The DGCL provides that in any derivative suit instituted by a stockholder of a corporation, it shall be averred in the complaint that the plaintiff was a stockholder of the corporation at the time of the transaction of which such stockholder complains or that such stockholder’s stock thereafter devolved upon such stockholder by operation of law.

No person, other than a trustee, who is not a shareholder shall be entitled to bring any derivative action, suit or other proceeding on behalf of the trust. No shareholder may maintain a derivative action on behalf of the trust unless holders of at least fifty percent (50%) of the outstanding shares of beneficial interest join in the bringing of such action.

In addition to the requirements set forth in Section 3816 of the DSTA, a shareholder may bring a derivative action on behalf of the trust only if certain enumerated conditions are met.

	Current	Following Conversion
Assent to Agreement
The Charter states that all persons who acquire stock of the Corporation acquire the same, and the rights of all stockholders and the terms of all stock are subject to the provisions of the certificate of incorporation and the bylaws of the Corporation.

Every shareholder, by virtue of having acquired a share, shall be held to have expressly assented to, and agreed to be bound by, the terms of the Declaration of Trust. The death, incapacity, dissolution, termination, or bankruptcy of a shareholder during the continuance of the trust shall not operate to terminate the trust nor entitle the representative of any deceased shareholder to an accounting or to take any action in court or elsewhere against the trust or the trustees, but only to rights of said deceased, incapacitated, dissolved, terminated or bankrupt shareholder.

Exclusive Jurisdiction
To the fullest extent permitted by law, unless the Company consents in writing to the selection of an alternative forum, a federal or state court located in the state of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law, the Bylaws or this Certificate of Incorporation, or the securities, antifraud, unfair trade practices or similar laws of any international, national, state, provincial, territorial, local or other governmental or regulatory authority, including, in each case, the applicable rules and regulations promulgated thereunder, or (iv) any action asserting a claim governed by the internal affairs doctrine

Unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery, or, if that Court does not have jurisdiction, the United States District Court for the District of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any trustee or officer of the Company to the Company or the Company’s shareholders, (iii) any action asserting a claim arising pursuant to any provision of the DSTA or other laws of the State of Delaware pertaining to trusts made applicable to the Trust pursuant to Section 3809 of the DSTA, the Bylaws or the Declaration of Trust, or (iv) any action asserting a claim governed by the internal affairs doctrine, except that (i) if the Court of Chancery of the State of Delaware does not have subject matter jurisdiction, then claims, suits, actions or proceedings shall be brought in any other court in the State of Delaware with subject matter jurisdiction; and (ii) any claims, suits, actions or proceedings arising under the federal securities laws shall be exclusively brought in the federal district courts.

Effect of Conversion on the Company

The Conversion will have no direct effect on the management of the Company. After the Conversion, the Company will have the ability to issue an unlimited number of shares of beneficial interest of each class; however, the Company’s common shares after the Conversion would be substantively the same as the Common Stock.

Effective Date of Conversion

If approved by Stockholders, it is expected that the Conversion would become effective on or about the third quarter of 2026.

Board Considerations

The Board, including a majority of the directors that are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act, the “Independent Directors”), unanimously determined at a meeting held on March 26, 2026, that the Conversion was in the best interests of the Company and its Stockholders. In reaching its decision to approve the Conversion, the Board received information from the Advisor regarding the Conversion and the Third Proposal. In particular, the Board considered certain advantages that it believed that BDCs organized as Delaware statutory trusts may have over BDCs organized in another Delaware corporate form or in other jurisdictions, and the prevalence of the structure among investment companies and BDCs generally.

Consequences of Stockholders Not Approving the Proposal

If the Stockholders do not approve the Second Proposal, or if the Conversion for other reasons is not able to be completed, the Company would not be converted into a Delaware statutory trust, and the Company would continue its existence as a Delaware corporation. There would be no effect on the Company.

Required Vote

The affirmative vote of a majority of the outstanding shares of our Common Stock as of the Record Date is required to approve the Second Proposal. Stockholders may not cumulate their votes. Abstentions and broker non-votes will not be included in determining the number of votes cast and, as a result, will have the same effect as a vote against the Second Proposal.

Appraisal Rights

General

Under Section 262 of the DGCL, holders of the Common Stock who do not vote in favor of the Second Proposal (or otherwise waive appraisal rights) and who properly comply with the procedures specified in Section 262 of the DGCL will be entitled to appraisal rights under Delaware law to have the Delaware Court of Chancery determine the “fair value” of such stockholder’s shares of Common Stock as of the date of Conversion (exclusive of any element of value arising from the accomplishment or expectation of the Conversion) and thereafter to receive payment of such “fair value” in cash, together with interest, if any, at the rate specified in Section 262 of the DGCL in lieu of receiving shares of each class, as applicable, following the Conversion (“Converted Common Stock”).

The following discussion is not a full summary of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262 of the DGCL that is attached to this document as Exhibit C. All references in Section 262 of the DGCL and in this summary to a “stockholder” are to the record holder of the shares of Common Stock. The following discussion does not constitute any legal or other advice, nor does it constitute a recommendation that you exercise your rights to seek appraisal under Section 262 of the DGCL.

A stockholder who wishes to exercise appraisal rights or who wishes to preserve the right to do so should review the following discussion and Exhibit C carefully. Failure to strictly comply with the procedures of Section 262 of the DGCL in a timely and proper manner will result in the loss of appraisal rights. A stockholder who loses his, her or its appraisal rights will have their applicable Common Stock convert into applicable Converted Common Stock in connection with the Conversion.

How to Exercise and Perfect Your Appraisal Rights

Stockholders wishing to exercise the rights to seek an appraisal of their shares must satisfy all of the following conditions:

•
You must not vote in favor of, or consent to, the Second Proposal (or otherwise waive appraisal rights). Because a proxy that is signed and submitted but does not otherwise contain voting instructions will, unless revoked, be voted in favor of the approval of the Second Proposal, and it will result in you losing the right of appraisal and will effectively nullify any previously delivered written demand for appraisal of your Common Stock, if you vote by proxy and wish to exercise your appraisal rights you must vote “against” the Proposal or abstain from voting your shares of Common Stock;

•
You must deliver to the Company at Star Mountain Lower Middle-Market Capital Corp., 140 E. 45th Street, New York, NY 10017, a written demand for appraisal of your shares of Common Stock before the vote on the Second Proposal at the Annual Meeting; and

•	You must continuously hold the shares of Common Stock from the date of making the demand through the Conversion.

Voting, virtually or by proxy, against, abstaining from voting on or failing to vote on the Second Proposal will not constitute a written demand for appraisal as required by Section 262 of the DGCL.

Who May Exercise Appraisal Rights

Only Stockholders of record or beneficial owners of shares of Common Stock are entitled to demand an appraisal of the shares registered in that stockholder’s name. A demand for appraisal must be executed by or on behalf of the Stockholder of record. The demand should set forth, fully and correctly, the Stockholder’s name as it appears on the certificate, book-entry share or in the stock ledger. The demand must reasonably inform the Company of the identity of the Stockholder and that the Stockholder intends to demand appraisal of his, her or its Common Stock. A demand for appraisal may be made by a beneficial owner, in which case, in addition to otherwise satisfying the requirements set forth herein, such demand must reasonably identify the holder of record of the shares for which the demand is made, be accompanied by documentary evidence of such beneficial owner’s beneficial ownership of such stock and a statement that such documentary evidence is a true and correct copy of what it purports to be, and provides an address at which such beneficial owner consents to receive notices given by the Company after the Conversion. Alternatively, beneficial owners may have the holder of record of such shares submit the required demand on the beneficial owner’s behalf. A record owner, such as a broker, bank, trustee or nominee, who holds shares of Common Stock as a nominee for others, may exercise his, her or its right of appraisal with respect to the shares of Common Stock held for one or more beneficial owners, while not exercising this right for other beneficial owners. In that case, the written demand should state the number of shares of Common Stock as to which appraisal is sought. Where no number of shares of Common Stock is expressly mentioned, the demand will be presumed to cover all shares of Common Stock held in the name of the record owner.

IF YOU HOLD YOUR SHARES OF COMMON STOCK IN BANK OR BROKERAGE ACCOUNTS OR OTHER NOMINEE FORMS, AND YOU WISH TO EXERCISE APPRAISAL RIGHTS, YOU SHOULD CONSULT WITH YOUR BROKER, BANK, TRUSTEE OR NOMINEE, AS APPLICABLE, TO DETERMINE THE APPROPRIATE PROCEDURES FOR THE BROKER, BANK, TRUSTEE OR NOMINEE TO MAKE A DEMAND FOR APPRAISAL OF THOSE SHARES OF COMMON STOCK.

If you own shares of Common Stock jointly with one or more other persons, as in a joint tenancy or tenancy in common, demand for appraisal must be executed by or for you and all other joint owners. An authorized agent, including an agent for two or more joint owners, may execute the demand for appraisal for Stockholder of record; however, the agent must identify the record owner and expressly disclose the fact that, in making the demand, such person is acting as agent for the record owner. If you hold shares of Common Stock through a broker who in turn holds the shares through a central securities depository nominee, a demand for appraisal of such shares must be made by or on behalf of the depository nominee and must identify the depository nominee as record holder.

The Company’s Actions After Completion of the Conversion

If the Conversion is completed, the Company will give written notice that the Conversion has become effective within ten days after the Conversion to each Stockholder that did not vote in favor of, or consent in writing to, the Second Proposal and delivered a written demand for appraisal in accordance with Section 262 of the DGCL. Any Stockholder that has not commenced an appraisal proceeding or joined such a proceeding as a named party may withdraw a demand for appraisal and accept the Converted Common Stock, without interest, by delivering a written withdrawal of the demand for appraisal to the Company, except that any attempt to withdraw made more than 60 days after the Conversion will require written approval of the Company. Within 120 days after the Conversion, but not later, any Stockholder that has complied with the requirements of Section 262 of the DGCL, and who is otherwise entitled to appraisal rights, or the Company may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the Company in the case of a petition filed by a Stockholder, demanding a determination of the value of the shares of Common Stock held by all such Stockholders. The Company is under no obligation to file an appraisal petition and has no intention of doing so. If no party files a petition for appraisal within 120 days after the Conversion, then all Stockholders will lose the right to an appraisal, and will instead receive the Converted Common Stock, without interest thereon, less any withholding taxes.

If a petition for appraisal is duly filed in accordance with the provisions of Section 262 of the DGCL, and a copy of the petition is delivered to the Company, the Company will then be obligated, within 20 days after receiving service of a copy of the petition, to provide the Delaware Register in Chancery with a duly verified list containing the names and addresses of all holders who have demanded an appraisal of their shares. The Delaware Court of Chancery will then determine which Stockholders have complied with the provisions of Section 262 of the DGCL and have become entitled to appraisal rights and may require the Stockholders demanding appraisal who hold certificated shares to submit their Certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings and the Delaware Court of Chancery may dismiss the proceedings as to any Stockholder who fails to comply with this direction.

Determination of Fair Value

Where proceedings are not dismissed or the demand for appraisal is not successfully withdrawn, the appraisal proceeding will be conducted as to the shares of Common Stock owned by such Stockholders in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. The Delaware Court of Chancery will thereafter determine the fair value of the shares of Common Stock following the Conversion held by all Stockholders who have properly perfected appraisal rights, exclusive of any element of value arising from the accomplishment or expectation of the Conversion. When the fair value is determined, the Delaware Court of Chancery will direct the payment of such fair value, with interest thereon, if any, to the Stockholders entitled to receive the same, upon surrender by such Stockholders of their certificates or, in the case of book-entry shares, forthwith. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest from the Conversion through the date of payment of the judgment will be compounded quarterly and will accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the Conversion and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the Company may pay to each Stockholder entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided in Section 262 only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Delaware Court of Chancery, and (2) interest theretofore accrued, unless paid at that time.

Stockholders considering seeking appraisal should be aware that the fair value of their shares of Common Stock as so determined could be more than, the same as or less than the consideration they would receive pursuant to the Conversion if they did not seek appraisal of their shares of Common Stock. No representation is made as to the outcome of the appraisal of fair value of your shares of Common Stock as determined under Section 262 of the DGCL.

The Delaware Court of Chancery may determine the costs of the appraisal proceeding and may tax those costs against the parties as the Delaware Court of Chancery deems to be equitable under the circumstances. However, costs do not include attorneys’ and expert witness fees. Each Stockholder is responsible for its own attorneys’ and expert witnesses’ expenses, although, upon application of a Stockholder, the Delaware Court of Chancery may order all or a portion of the expenses incurred by any Stockholder in connection with the appraisal proceeding, including reasonable attorneys’ fees and the fees and expenses of experts, to be charged pro rata against the value of all shares of Common Stock entitled to appraisal.

Any Stockholder that has duly demanded an appraisal in compliance with Section 262 of the DGCL will not, after the Conversion, be entitled to vote the shares of Common Stock subject to that demand for any purpose or receive any dividends or other distributions on those shares, except dividends or other distributions payable to Stockholders of record as of a record date prior to the Conversion.

The dismissal of an appraisal proceeding by the Delaware Court of Chancery will not affect the right of any Stockholder who has not commenced an appraisal proceeding or joined such proceeding as a named party to withdraw such Stockholder’s demand for appraisal and to accept the terms of the Conversion within 60 days. If you fail to perfect, effectively withdraw or otherwise lose the appraisal right, your shares of Common Stock will be converted into the right to receive the Converted Common Stock, without interest thereon, less any withholding taxes.

In view of the complexity of the provisions of Section 262 of the DGCL, if you are a Stockholder and are considering exercising your appraisal rights under the DGCL, you should consult your own legal advisor.

THE PROCESS OF DEMANDING AND EXERCISING APPRAISAL RIGHTS REQUIRES STRICT COMPLIANCE WITH TECHNICAL PREREQUISITES. IF YOU WISH TO EXERCISE YOUR APPRAISAL RIGHTS, YOU SHOULD CONSULT WITH YOUR OWN LEGAL COUNSEL. TO THE EXTENT THERE ARE ANY INCONSISTENCIES BETWEEN THE FOREGOING SUMMARY AND SECTION 262 OF THE DGCL, THE DGCL WILL GOVERN.

THE BOARD OF DIRECTORS, INCLUDING A MAJORITY OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL TO APPROVE A CHANGE IN THE COMPANY’S LEGAL FORM FROM A DELAWARE CORPORATION TO A DELAWARE STATUTORY TRUST.

If you validly sign and return but give no instructions on the Proxy Card, the shares covered by the Proxy Card will be voted FOR the approval of a change in the Company’s legal form from a Delaware corporation to a Delaware statutory trust.

THIRD PROPOSAL: RATIFICATION OF APPOINTMENT
OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026

The Audit Committee and the Independent Directors of the Board have nominated Ernst & Young LLP to serve as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2026. While the Audit Committee is responsible for the appointment, compensation, retention, termination and oversight of the independent auditor, we are requesting, as a matter of good corporate governance, that the Stockholders ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm. If the Stockholders fail to ratify the selection, the Audit Committee will reconsider whether to retain Ernst & Young LLP and may retain that firm or another without re-submitting the matter to our Stockholders. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year.

Ernst & Young LLP has advised us that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its affiliates.  It is expected that a representative of Ernst & Young LLP will join the Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions.

The following table displays fees for professional services by Ernst & Young LLP for the year ended December 31, 2025 and for the year ending December 31, 2024:

Service	January 1, 2024 through December 31, 2024	January 1, 2025 through December 31, 2025
Audit Fees	$451,300	$486,150
Audit Related Fees	0	0
Tax Fees	$44,000	$47,000
All Other Fees	0	0
Total	$495,300	$533,150

During the fiscal years ended December 31, 2025 and 2024, Ernst & Young LLP billed aggregate non-audit fees of $47,000 (comprised of $0 related to the Advisor and its affiliates and $47,000 related to the Company) and $44,000 (comprised of $0 related to the Advisor and its affiliates and $44,000 related to the Company), respectively, for services rendered to the Company and for services rendered to the Advisor and its affiliates.

Audit Fees: Audit fees consist of fees billed for professional services rendered for quarterly reviews and services that are normally provided by Ernst & Young LLP in connection with statutory and regulatory filings.

Audit-Related Fees: Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Services Fees: Tax services fees consist of fees billed for professional tax services. These services also include assistance regarding federal, state, and local tax compliance.

All Other Fees: Other fees would include fees for products and services other than the services reported above.

Pre-Approval Policies and Procedures

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by Ernst & Young LLP. The policy requires that the Audit Committee pre-approve the audit and permissible non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management. During 2025 and 2024, 100% of the Company’s audit fees, audit-related fees, tax fees and fees for other services provided by the Company’s independent registered public accounting firm were pre-approved by the Audit Committee.

The pre-approval policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to the Company, the Audit Committee will pre-approve those non-audit services provided to the Company’s investment adviser (and entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the Company) where the engagement relates directly to the operations or financial reporting of the Company. The Audit Committee has considered these fees and the nature of the services rendered and has concluded that they are compatible with maintaining the independence of Ernst & Young LLP.

Audit Committee Report1

The following is the report of the Audit Committee with respect to Star Mountain Lower Middle-Market Capital Corp.’s (the “Company”) audited financial statements as of and for the fiscal year ended December 31, 2025.

The Audit Committee reviewed and discussed the Company’s audited financial statements with the Company’s management (“Management”) and Ernst & Young LLP, the Company’s independent registered public accounting firm, with and without Management present. The Audit Committee discussed the results of Ernst & Young LLP’s audits, the Company’s internal controls, and the quality of the Company’s financial reporting. The Audit Committee also reviewed the Company’s procedures and internal control processes designed to ensure full, fair and adequate financial reporting and disclosures, including procedures for certifications by the Company’s Principal Executive Officer and Principal Financial Officer that are required in periodic reports filed by the Company with the Securities and Exchange Commission (“SEC”). The Audit Committee concluded that the Company employs appropriate accounting and auditing procedures.

The Audit Committee discussed with Ernst & Young LLP matters relating to Ernst & Young LLP’s judgments about the quality, as well as the acceptability, of the Company’s accounting principles as applied in its financial reporting as required by Public Company Accounting Oversight Board (“PCAOB”) Standard 1301 (Communication with Audit Committees). In addition, the Audit Committee has discussed with Ernst & Young LLP its independence from Management and the Company, as well as the matters in the written disclosures received from Ernst & Young LLP and required by PCAOB Rule 3520 (Auditor Independence). The Audit Committee received a letter from Ernst & Young LLP confirming its independence and discussed it with them. The Audit Committee discussed and reviewed with Ernst & Young LLP the Company’s critical accounting policies and practices, internal controls, other material written communications to Management, and the scope of Ernst & Young LLP’s audits and all fees paid to Ernst & Young LLP during the fiscal year ended December 31, 2025. The Audit Committee has adopted guidelines requiring review and pre-approval by the Audit Committee of audit and non-audit services performed by Ernst & Young LLP for the Company. The Audit Committee has reviewed and considered the compatibility of Ernst & Young LLP’s performance of non-audit services with the maintenance of Ernst & Young LLP’s independence as the Company’s independent registered public accounting firm.

Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements as of and for the fiscal year ended December 31, 2025 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, for filing with the SEC. The Audit Committee also recommended the appointment of Ernst & Young LLP to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026.

Respectfully Submitted,
The Audit Committee
O. James Sterling (Chair)
David S. Kimmel
Jeffrey S. Rogers

1 The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act, as amended, or the Exchange Act, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Required Vote

The affirmative vote of a majority of the votes cast by holders of our common stock as of the Record Date virtually present or represented by proxy at the Meeting is required to approve this proposal. Stockholders may not cumulate their votes. Abstentions and broker non-votes will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

THE BOARD OF DIRECTORS, INCLUDING A MAJORITY OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2026.

If you validly sign and return but give no instructions on the Proxy Card, the shares covered by the Proxy Card will be voted FOR the ratification of the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 in accordance with the recommendation of our Board.

ADDITIONAL INFORMATION

Stockholder Communications with the Board

Stockholders may communicate with the Directors as a group or individually. Stockholder communications must (1) be in writing and be signed by the Stockholder and (2) identify the class and number of shares of Common Stock held by the Stockholder. Any such communication should be sent to the Board or an individual Director c/o the Chief Compliance Officer and Secretary at the following address: 140 East 45th Street, New York, NY 10017. The Chief Compliance Officer and Secretary or his designee is responsible for reviewing properly submitted Stockholder communications. The Chief Compliance Officer and Secretary shall either (1) provide a copy of each properly submitted Stockholder communication to the Board at its next regularly scheduled meeting or (2) forward the communication to the Director(s) promptly after receipt if the Chief Compliance Officer and Secretary determines that the communication requires more immediate attention. The Chief Compliance Officer and Secretary may, in good faith, determine that a Stockholder communication should not be provided to the Board or Director(s) because it does not reasonably relate to the Company or its operations, management, activities, policies, service providers, Board, officers, Stockholders or other matters relating to an investment in the Company or otherwise is routine or ministerial in nature.

These procedures do not apply to (1) any communication from a Director or an officer of the Company, (2) any communication from an employee or agent of the Company, unless such communication is made solely in such employee’s or agent’s capacity as a Stockholder, or (3) any Stockholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act or any communication made in connection with such a proposal. The Directors are not required to make themselves available to Stockholders for communications, other than by the aforementioned procedures.

Code of Ethics

The Company and the Advisor have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), respectively, that establishes procedures for personal investments and restricts certain transactions by the Company’s personnel. Personnel subject to each code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Company, so long as such investments are made in accordance with the respective code’s requirements. The Company’s code of ethics does not expressly prohibit directors, executive officers or employees of the Company and its affiliates from purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engaging in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s securities.

Insider Trading Policy

The Company has adopted an Insider Trading Policy applicable to any director, manager, officer or employee of the Company, the Advisor, or the Administrator, or of any of their affiliates or subsidiaries, that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations. A copy of the Insider Trading Policy has been filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

Compensation of Executive Officers

None of the Company’s officers receives direct compensation from the Company. The Company has agreed to reimburse the Administrator for its allocable portion of the compensation paid to or compensatory distributions received by the Company’s Chief Compliance Officer and Chief Financial Officer, and any of their respective staff who provide services to the Company, operations staff who provide services to the Company, and internal audit staff, if any, to the extent internal audit performs a role in the Company’s Sarbanes-Oxley internal control assessment. In addition, to the extent that the Administrator outsources any of its functions, the Company will pay the fees associated with such functions at cost. The Company will agree to reimburse the Administrator for its allocable portion of the compensation of any personnel that it provides for use by the Company.

Compensation of Independent Directors

The Company’s Independent Directors’ annual fee was set to $45,000 per year together with reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each regular Board meeting, each special meeting, and each committee meeting. Additionally, the Chairperson of the Audit Committee will receive an additional $5,000 per year from the Company as compensation for his services. No compensation is expected to be paid to directors who are “interested persons” with respect to us, as such term is defined in Section 2(a)(19) of the 1940 Act.

The following table sets forth compensation of the Company’s Independent Directors for the fiscal year ended December 31, 2025.

Name	Fees Earned (1)	Stock Awards (2)	All Other Compensation	Total
David S. Kimmel	$45,000	—	$—	$45,000
Jeffrey S. Rogers	$45,000	—	$—	$45,000
O. James Sterling	$50,000	—	—	$50,000

(1)	No compensation is paid to our directors who are “interested persons,” as such term is defined in Section 2(a)(19) of the 1940 Act.

(2)	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

Timing of Grants of Options

The Company did not grant awards of stock options, stock appreciation rights or similar option-like instruments during the fiscal year ended December 31, 2025. Accordingly, we have nothing to report under Item 402(x) of Regulation S-K.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of April 17, 2026, certain beneficial ownership information with respect to our common stock for those persons who beneficially own more than 5% of our outstanding Common Stock, each director and executive officer of the Company, and the executive officers and Directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company. Our address is c/o Star Mountain Lower Middle-Market Capital Corp., 140 E. 45th Street, New York, NY 10017.

Name and Address of Beneficial Owner(1)	Number of Shares Owned Beneficially (2)		Percentage of Class (3)
Interested Directors
Brett A. Hickey	5,299.431	(4)	* %
Curtis Glovier	—		—%
Independent Directors
David S. Kimmel	—		—%
Jeffrey S. Rogers	—		—%
O. James Sterling	—		—%
Executive Officers
Christopher J. Gimbert	—		—%
Austin Ericson	—		—%
All executive officers and directors as a group (seven persons)	5,299.431		* %
5% Holders
*	Represents less than 1%.
(1)	The address for each of the Beneficial Owners is c/o Star Mountain Lower Middle-Market Capital Corp., 140 E. 45th Street, New York, NY 10017.
(2)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
(3)	Based on a total of 10,016,984.063 shares issued and outstanding on April 17, 2026.
(4)	Mr. Hickey’s ownership of the Company’s shares is on an indirect basis.

Set forth below is the dollar range of equity securities beneficially owned by each of our directors as of April 17, 2026. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities Beneficially Owned (1)(2)
Interested Directors
Brett A. Hickey	Over $100,000
Curtis Glovier	None
Independent Directors
David S. Kimmel	None
Jeffrey S. Rogers	None
O. James Sterling	None
(1)	The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or Over $100,000.
(2)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

Delinquent Section 16(a) Reports

Pursuant to Section 16(a) of the Exchange Act, the Company’s directors and executive officers, and any persons holding more than 10% of its common stock, are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based solely on a review of the copies of such reports and written representations delivered to the Company by such persons, we believe that all Section 16(a) filing requirements applicable to our directors, executive officers, and 10.0% or greater stockholders were satisfied in a timely manner during the year ended December 31, 2025.

Certain Related Party Transactions

Investment Adviser and Investment Advisory Agreement

The Company entered into an investment advisory agreement dated September 1, 2019 with the Advisor (the “Original Advisory Agreement”). On June 14, 2023 (the “Effective Date”), the Company entered into an amended and restated investment advisory agreement (the “Amended and Restated Advisory Agreement”) replacing the Original Advisory Agreement.

As of the Effective Date, the Base Management Fee was reduced from 1.75% to 1.25%, the Income Incentive Fee was reduced from 20.0% to 17.5%, and the Capital Gains Incentive Fee was reduced from 20.0% to 17.5% (each as defined below). Pursuant to the Amended and Restated Advisory Agreement, the Advisor manages the Company’s day-to-day operations and provides the Company with investment advisory services. Among other things, the Advisor (i) originates prospective investments; (ii) conducts research and due diligence investigations on potential investments; (iii) analyzes investment opportunities; (iv) negotiates and structures investments; and (v) monitors the Company’s investments and portfolio companies on an ongoing basis.

Under the Amended and Restated Advisory Agreement, the Company pays the Advisor (i) a Base Management Fee and (ii) an Incentive Fee as compensation for the investment advisory and management services it provides the Company thereunder.

Base Management Fee

Pursuant to the Amended and Restated Advisory Agreement, the Company pays to the Advisor a management fee (the “Base Management Fee”), payable quarterly in arrears at an annual rate of 1.25% per annum of the average of the Company’s total gross assets (excluding cash or cash equivalents but including assets purchased with borrowed amounts) as of the end of each of the two most recently completed calendar quarters. The Base Management Fee will be appropriately prorated for any partial quarter.

For the fiscal year ended December 31, 2025, Base Management Fees paid to the Advisor were $4,707,419.

Incentive Fee

“Incentive Compensation” is payable by the Company to the Advisor and consists of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the incentive fee is based on a percentage of the Company’s income (an “Income Incentive Fee”) and a portion is based on a percentage of the Company’s capital gains (the “Capital Gains Incentive Fee”), each as described below. Because of the structure of the Incentive Compensation, it is possible that the Company may pay an Income Incentive Fee in a quarter where it incurs a loss. For example, if the Company receives Pre-Incentive Fee Net Investment Income in excess of the hurdle rate (as defined below) for a quarter, the Company will pay the applicable Income Incentive Fee even if it has incurred a loss in that quarter due to realized and unrealized capital losses.

Incentive Fee on Pre-Incentive Fee Net Investment Income

The first component of the Incentive Compensation, the Income Incentive Fee, is payable quarterly in arrears. The Income Incentive Fee will be determined by comparing the Company’s Pre-Incentive Fee Net Investment Income (as defined herein) to a “Hurdle Amount.” The Hurdle Amount is equal to the product of (i) the hurdle rate of 1.75% per quarter (7.00% annualized) and (ii) the Company’s net assets at the end of the immediately preceding quarter.

The Company will pay the Advisor an Income Incentive Fee quarterly in arrears with respect to the Company’s Pre-Incentive Fee Net Investment Income in each calendar quarter as follows:

(1)	no Income Incentive Fee in any calendar quarter in which the Company’s Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Amount;

(2)
100% of that portion of the Company’s Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle Amount but is less than or equal to a “Catch-up Amount.” The Catch-up Amount is equal to the product of (i) 2.12% per quarter (8.48% annualized) and (ii) the Company’s net assets at the end of the immediately preceding quarter. The Catch-up Amount is meant to provide the Advisor with approximately 17.5% of the Company’s Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply; and

(3)
17.5% of the Company’s Pre-Incentive Fee Net Investment Income, if any, that exceeds the Catch-up Amount. This reflects that once the Hurdle Amount and the Catch-up Amount are achieved, 17.5% of all Pre-Incentive Fee Net Investment Income thereafter is allocated to the Advisor.

Pre-Incentive Fee Net Investment Income shall mean interest income, dividend income and any other income accrued or earned by the Company during the calendar quarter, minus the Company’s operating expenses for the quarter (including the Base Management Fee, administrative expenses payable under the Administration Agreement or any Sub-Administration Agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding Incentive Compensation). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with pay in kind interest and zero-coupon securities), accrued income that the Company has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses and unrealized capital appreciation or depreciation.

Capital Gains Incentive Fee

The second component of the Incentive Compensation, the Capital Gains Incentive Fee, is payable at the end of each calendar year in arrears. The amount payable equals: 17.5% of cumulative realized capital gains from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains as calculated in accordance with GAAP.

For the fiscal year ended December 31, 2025, $3,410,081 (net of waivers) of Incentive Fees were accrued and are payable to the Advisor.

Administrator and Administration Agreement

The Company entered into an administration agreement dated February 24, 2021 with Star Mountain Fund Management LLC (in its capacity as “Administrator” to the Company, the “Administration Agreement”), pursuant to which the Administrator furnishes the Company with administrative services necessary to conduct its day-to-day operations. Most recently, continuance of the Administration Agreement for a one-year term expiring February 24, 2027 was approved by the Board at its meeting held on November 12, 2025. The Administrator is reimbursed for administrative expenses it incurs on the Company’s behalf in performing its obligations. Such costs are reasonably allocated to the Company on the basis of assets, revenues, time records or other reasonable methods. The Company will not reimburse the Administrator for any services for which it receives a separate fee. The Administrator may retain a sub-administrator to perform any or all of its obligations under the Administration Agreement.

For the fiscal year ended December 31, 2025, the Company incurred $996,208 in expenses under the Administration Agreement which were recorded in administrative service expenses in the Consolidated Statements of Operations included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC.

SUBMISSION OF STOCKHOLDER PROPOSALS

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board and the proposal of business to be considered by stockholders may be made only (a) by or at the direction of the Board, (b) pursuant to the notice of meeting or (c) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board at a special meeting may be made only (a) by or at the direction of the Board, (b) provided that the Board has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of our bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

If the Company holds an Annual Meeting of Stockholders in 2027, the Company expects that such meeting will be held in June 2027. We will consider for inclusion in our proxy materials for the 2027 Annual Meeting of Stockholders, stockholder proposals that are received at our executive offices, in writing, on or before December 31, 2026, and that comply with all applicable requirements of Rule 14a-8 promulgated under the Exchange Act.

Any stockholder who wishes to propose a nominee to the Board or propose any other business to be considered by the stockholders (other than a stockholder proposal to be included in our proxy materials pursuant to Rule 14a-8 of the Exchange Act) must comply with the advance notice provisions and other requirements of our bylaws. A stockholder who intends to present a proposal at the next annual meeting, including the nomination of a director, must submit the proposal in writing, pursuant to the provision to our bylaws, to Austin Ericson, Chief Compliance Officer and Secretary, Star Mountain Lower Middle-Market Capital Corp., 140 East 45th Street, New York, NY 10017, and the proposal should be received by the Company no later than January 30, 2027 and no earlier than December 31, 2026. In the event that the date of the transmission of the notice of the 2027 Annual Meeting of Stockholders is advanced or delayed by more than thirty (30) days from the first anniversary of the transmission of the notice of this Annual Meeting, a timely notice by the stockholder must be delivered no earlier than 120 days prior to the first anniversary of the notice of transmission for this Annual Meeting and not later than the close of business on the later of (i) the 90th day prior to the date of such Annual Meeting or (ii) the seventh day following the day on which public announcement of the date of transmission of the notice for the 2027 Annual Meeting of Stockholders is first made. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. Please refer to our bylaws for more information regarding the information required to be included in a stockholder's notice.

You are kindly requested to complete, date, sign and promptly return the accompanying Proxy Card via email at investors@starmountaincapital.com, or to vote by telephone or through the Internet.

Householding of Proxy Materials

In a further effort to reduce printing costs, postage fees and the impact on the environment, we have adopted a practice approved by the SEC called “householding.” Under this practice, stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our proxy materials, unless any of these stockholders notifies us that he or she wishes to continue receiving individual copies. Stockholders who participate in householding will continue to receive separate Proxy Cards.

If you are a stockholder of record and share an address with another stockholder and received only one set of proxy materials, but would like to request a separate copy of these materials, please contact the Chief Compliance Officer and Secretary of the Company, Austin Ericson, at our principal executive offices located at 140 East 45th Street, New York, NY 10017 or by phone at (212) 810-9044.

By Order of the Board of Directors
/s/ Brett A. Hickey
Brett A. Hickey
Chairman of the Board of Directors
New York, New York

April 30, 2026

Proxy Card

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

STAR MOUNTAIN LOWER MIDDLE-MARKET CAPITAL CORP. (the “Company”)

The Board of Directors recommends you vote FOR all of following nominees in proposal 1.

1. To elect two Class II directors of the Company, who will serve for a term of three years or until their successor is duly elected and qualified.

Nominees				For	Withhold

01) Curtis Glovier				☐	☐
02) O. James Sterling				☐	☐

The Board of Directors recommends you vote FOR proposal 2.			For	Against	Abstain

2. To approve a change in the Company’s legal form from a Delaware corporation to a Delaware statutory trust.			☐	☐	☐

The Board of Directors recommends you vote FOR proposal 3.			For	Against	Abstain

3. To ratify the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2026.			☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at:
https://starmountaincapital.com/star-mountain-lower-middle-market-capital-corp-annual-shareholder-meeting-2026/

STAR MOUNTAIN LOWER MIDDLE-MARKET CAPITAL CORP.

Annual Meeting of Shareholders

June 11, 2026 10:00 a.m., EDT

This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Austin Ericson and Christopher J. Gimbert, as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of STAR MOUNTAIN LOWER MIDDLE-MARKET CAPITAL CORP. that the shareholder(s) is/are entitled to vote at the 2026 Annual Meeting of Shareholders to be held at 10:00 a.m., EDT on June 11, 2026, virtually at https://starmountaincapital.com/star-mountain-lower-middle-market-capital-corp-annual-shareholder-meeting-2026/ and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side

Exhibit A

STAR MOUNTAIN LOWER MIDDLE-MARKET CAPITAL COMPANY

DECLARATION OF TRUST

Dated as of June [•], 2026

TABLE OF CONTENTS

		Page

ARTICLE I THE TRUST		1

1.1	Name	1
1.2	Trust Purpose	1
1.3	Definitions	1

ARTICLE II TRUSTEES		3

2.1	Number	3
2.2	Term and Election	3
2.3	Resignation and Removal	4
2.4	Vacancies	4
2.5	Meetings	4
2.6	Trustee Action by Written Consent	5
2.7	Officers	5
2.8	Chair	5

ARTICLE III POWERS AND DUTIES OF TRUSTEES		5

3.1	General	5
3.2	Investments	5
3.3	Issuance and Repurchase of Shares	6
3.4	Borrow Money or Utilize Leverage	6
3.5	Delegation; Committees	6
3.6	Collection and Payment	6
3.7	Expenses	6
3.8	Bylaws	6
3.9	Miscellaneous Powers	7
3.10	Further Powers	7
3.11	Sole Discretion; Good Faith	7

ARTICLE IV ADVISORY, MANAGEMENT AND DISTRIBUTION ARRANGEMENTS		7

4.1	Advisory and Management Arrangements	7
4.2	Distribution Arrangements	8
4.3	Parties to Contract	8

ARTICLE V LIMITATIONS OF LIABILITY AND INDEMNIFICATION		8

5.1	No Personal Liability of Shareholders, Trustees, etc.	8
5.2	Mandatory Indemnification	8
5.3	No Bond Required of Trustees. No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.	9
5.4	No Duty of Investigation; No Notice in Trust Instruments, etc.	9
5.5	Reliance on Experts, etc.	10

ARTICLE VI SHARES OF BENEFICIAL INTEREST		10

6.1	Beneficial Interest	10

2

6.2	Other Securities	10
6.3	Rights of Shareholders	10
6.4	Exchange Privilege	10
6.5	Trust Only	10
6.6	Issuance of Shares	11
6.7	Register of Shares	11
6.8	Transfer Agent and Registrar	11
6.9	Transfer of Shares	11
6.10	Notices	11
6.11	Derivative Actions	12
6.12	Assent to Agreement	12

ARTICLE VII DETERMINATION OF NET ASSET VALUE		12

7.1	Net Asset Value	12
7.2	Distributions to Shareholders	12
7.3	Power to Modify Foregoing Procedures	13

ARTICLE VIII CUSTODIANS		13

8.1	Appointment and Duties	13
8.2	Central Certificate System	13

ARTICLE IX REPURCHASES OF SHARES		14

9.1	Repurchase of Shares	14
9.2	Disclosure of Holding	14

ARTICLE X SHAREHOLDERS		14

10.1	Meetings of Shareholders	14
10.2	Voting	14
10.3	Notice of Meeting and Record Date	14
10.4	Quorum and Required Vote	15
10.5	Proxies, etc.	15
10.6	Reports	15
10.7	Inspection of Records	15
10.8	Shareholder Action by Written Consent	16
10.9	Delivery by Electronic Transmission or Otherwise	16

ARTICLE XI DURATION; TERMINATION OF TRUST; AMENDMENT; ETC.		16

11.1	Duration	16
11.2	Termination	16
11.3	Amendment Procedure	16
11.4	Subsidiaries	17
11.5	Extraordinary Transactions	17

ARTICLE XII MISCELLANEOUS		17

12.1	Filing	17
12.2	Resident Agent	18
12.3	Governing Law	18

3

12.4	Exclusive Delaware Jurisdiction	18
12.5	Counterparts	19
12.6	Reliance by Third Parties	19
12.7	Provisions in Conflict with Law or Regulation	19

4

STAR MOUNTAIN LOWER MIDDLE-MARKET CAPITAL COMPANY

DECLARATION OF TRUST

DECLARATION OF TRUST (“Declaration”) made as of the [•] day of June 2026, by the Trustees hereunder, and by the Shareholders as hereinafter provided.

WHEREAS, the Trust was organized as Star Mountain Credit Opportunities Fund, LP, a Delaware limited partnership, on August 7, 2019, and converted to Star Mountain Lower Middle-Market Capital Corp., a Delaware corporation, on May 14, 2021 (the “Corporation”), and elected to be regulated as a business development company under the Investment Company Act of 1940, as amended;

WHEREAS, pursuant to Section 3820 of the Delaware Statutory Trust Act, the Corporation was converted into the Trust (the “Conversion”);

WHEREAS, in connection with the Conversion all of the outstanding stock of the Corporation was converted into shares of the Trust formed pursuant to this Declaration of Trust;

WHEREAS, the Trust is being formed to carry on business as set forth more particularly hereinafter;

WHEREAS, the Trust is authorized to issue an unlimited number of its shares (the “Shares”) all in accordance with the provisions hereinafter set forth;

WHEREAS, each Trustee has agreed to manage all property coming into his or her hands as a Trustee of a Delaware statutory trust in accordance with the provisions hereinafter set forth; and

WHEREAS, the parties hereto intend that the Trust shall constitute a statutory trust under the Delaware Statutory Trust Act and that this Declaration and the Bylaws shall constitute the governing instrument of the Trust.

NOW, THEREFORE, the Trustees hereby declare that they will hold all cash, securities, and other assets which they may from time to time acquire in any manner as a Trustee hereunder IN TRUST to manage and dispose of the same upon the following terms and conditions for the benefit of the Shareholders from time to time of Shares as hereinafter set forth.

ARTICLE I
THE TRUST

1.1        Name. This Trust shall be known as the “Star Mountain Lower Middle-Market Capital Company” and the Trustees shall conduct the business of the Trust under that name or any other name or names as they may from time to time determine. Any name change shall become effective upon the execution by a majority of the then Trustees of an instrument setting forth the new name and the filing of a certificate of amendment pursuant to Section 3810(b) of the Delaware Statutory Trust Act. Any such instrument shall not require the approval of the Shareholders, but shall have the status of an amendment to this Declaration.

1.2       Trust Purpose. The purpose of the Trust is to conduct, operate and carry on the business of a closed-end management investment company that has elected to be regulated as a business development company under the 1940 Act. In furtherance of the foregoing, it shall be the purpose of the Trust to do everything necessary, suitable, convenient or proper for the conduct, promotion and attainment of any businesses and purposes which at any time may be incidental or may appear conducive or expedient for the accomplishment of the business of a business development company regulated under the 1940 Act and which may be engaged in or carried on by a trust organized under the Delaware Statutory Trust Act, and in connection therewith the Trust shall have the power and authority to engage in the foregoing and may exercise all of the powers conferred by the laws of the State of Delaware upon a Delaware statutory trust.

1.3        Definitions. As used in this Declaration, the following terms shall have the following meanings:

1

(a)        The “1940 Act” refers to the Investment Company Act of 1940 and the rules and regulations promulgated thereunder and exemptions granted therefrom, as amended from time to time.

(b)        The terms “Affiliated Person,” “Assignment,” “Interested Person” and “Principal Underwriter” shall have the meanings given them in the 1940 Act.

(c)        “Bylaws” shall mean the Bylaws of the Trust, as amended from time to time by the Trustees.

(d)        “Code” shall mean the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

(e)        “Commission” shall mean the Securities and Exchange Commission.

(f)        “Continuing Trustees” shall mean trustees who either (i) have been members of the Board of Trustees for a period of at least 36 months (or since the commencement of the Fund’s operations, if less than 36 months) or (ii) were nominated to serve as members of the Board of Trustees by a majority of the Continuing Trustees then members of the Board of Trustees.

(g)        “Conversion Date” shall mean [•].

(h)        “Declaration” shall mean this Declaration of Trust, as amended, supplemented or amended and restated from time to time.

(i)         “Delaware General Corporation Law” means the Delaware General Corporation Law, 8 Del. C. § 100, et. seq., as amended from time to time.

(j)         “Delaware Statutory Trust Act” shall mean the provisions of the Delaware Statutory Trust Act, 12 Del. C. § 3801, et. seq., as such Act may be amended from time to time.

(k)         “Exchange Listing” shall mean the quotation or listing of the Trust’s securities on a national securities exchange (including through an initial public offering).

(l)         “Fiscal Year” means each period commencing on January 1 of each year and ending on December 31 of such year (or on the date of a final distribution made in accordance with Section 11.2 of this Declaration), unless the Trustees designate another fiscal year for the Trust.

(m)       “Fundamental Policies” shall mean the investment policies and restrictions designated as fundamental policies in the Confidential Private Placement Memorandum or in the Trust’s filings with the Commission, as such may be amended from time to time in accordance with the requirements of the 1940 Act.

(n)         “Majority Shareholder Vote” shall mean “a majority of the outstanding voting securities” (as such term is defined in the 1940 Act) of the Trust voted on any matter to be voted on by the Shareholders with all shares entitled to vote voting together as a single class.

(o)         “Person” shall mean and include individuals, corporations, partnerships, trusts, limited liability companies, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof.

(p)         “Private Placement Memorandum” shall mean the Confidential Private Placement Memorandum, if any, relating to the offering of the Shares, as amended and supplemented from time to time.

(q)         “Shareholders” shall mean as of any particular time the holders of record of outstanding Shares at such time.

2

(r)         “Shares” shall mean the transferable units of beneficial interest into which the beneficial interest in the Trust shall be divided from time to time and includes fractions of Shares as well as whole Shares.

(s)         “Trust” shall mean the statutory trust governed by this Declaration and the Bylaws, as amended from time to time, inclusive of each such amendment.

(t)         “Trust Property” shall mean as of any particular time any and all property, real or personal, tangible or intangible, which at such time is owned or held by or for the account of the Trust or the Trustees in such capacity.

(u)         “Trustees” shall mean the signatory to this Declaration, so long as he shall continue in office in accordance with the terms hereof, and all other persons who at the time in question have been duly elected or appointed and have qualified as trustees in accordance with the provisions hereof and are then in office.

ARTICLE II
TRUSTEES

2.1        Number. As of the date hereof, the number of Trustees shall be five (5) and such Trustees shall be the signatories hereto. Thereafter, the number of Trustees shall be determined by a written instrument signed by a majority of the Trustees then in office, or by resolution approved at a duly constituted meeting, provided that the number of Trustees shall be no less than one (1) and no more than nine (9). No reduction in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his or her term. Trustees need not own Shares and may succeed themselves in office.

2.2        Term and Election.

(a)        Prior to an Exchange Listing of any class of the Trust’s Shares, if any, the term of office of a Trustee shall continue until death, resignation or removal of a Trustee. Subject to the provisions of the 1940 Act, the Trustees at any time may appoint individuals to fill vacancies on the Board of Trustees. Each Trustee elected shall hold office until his or her successor shall have been duly elected and qualified.

(b)        For the avoidance of doubt, this Section 2.2(b) shall come into effect if, and only if, the Trust is required to hold annual meetings of Shareholders pursuant to any applicable law, rule or regulation. Notwithstanding Section 2.2(a), effective upon and following the occurrence of an Exchange Listing of any class of the Trust’s Shares, if any, and if the Trust is required to hold annual meetings of Shareholders pursuant to any applicable law, rule or regulation: the Board of Trustees shall be divided into three classes, designated Class I, Class II and Class III, as nearly equal in number as possible, and the term of office of Trustees of one class shall expire at each annual meeting of Shareholders, and in all cases as to each Trustee such term shall extend until his or her successor shall be elected and shall qualify or until his or her earlier resignation, removal from office, death or incapacity, except as may be provided in a resolution or resolutions of the Board of Trustees providing for any series of preferred shares with respect to any Trustees elected (or to be elected) by the holders of such series and except as otherwise required by applicable law. Trustees already in office shall be assigned to each class at the time such classification becomes effective, in accordance with a resolution or resolutions adopted by the Board of Trustees. Class I Trustees shall initially serve for a term expiring at the first annual meeting of shareholders following the time at which the initial classification of the Board of Trustees becomes effective, Class II Trustees shall initially serve for a term expiring at the second annual meeting of shareholders following the time at which the initial classification of the Board of Trustees becomes effective and Class III Trustees shall initially serve for a term expiring at the third annual meeting of shareholders following the time at which the initial classification of the Board of Trustees becomes effective. At each annual meeting of shareholders commencing with the first annual meeting of shareholders following the time at which the initial classification of the Board of Trustees becomes effective, the Trustees of the class to be elected at each annual meeting of shareholders shall be elected for a three-year term. If the total number of such Trustees is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of Trustees in each class as nearly equal as possible, and any such additional Trustees of any class elected to fill a newly created Trusteeship resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case shall a decrease in the total number of Trustees remove or shorten the term of any incumbent Trustee.

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2.3        Resignation and Removal. Any of the Trustees may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by such Trustee and delivered or mailed to the Trustees or the Chair (if any), the Chief Executive Officer, or the Secretary and such resignation shall be effective upon such delivery, or at a later date according to the terms of the instrument. Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than the minimum number required by Section 2.1 hereof) for cause only, and not without cause, and only by action taken by a majority of the remaining Trustees (or in the case of the removal of a Trustee that is not an “interested person” as defined in the 1940 Act a majority of the remaining Trustees that are not “interested persons” as defined in the 1940 Act) or by the holders of at least a majority of the Shares then entitled to vote in an election of such Trustee. Upon the resignation or removal of a Trustee, each such resigning or removed Trustee shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of such resigning or removed Trustee. Upon the incapacity or death of any Trustee, such Trustee’s legal representative shall execute and deliver on such Trustee’s behalf such documents as the remaining Trustees shall require as provided in the preceding sentence. Except to the extent expressly provided in a written agreement with the Trust, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following the effective date of his or her resignation or removal, or any right to damages on account of a removal.

2.4        Vacancies. Whenever a vacancy in the Board of Trustees shall occur, the remaining Trustees may fill such vacancy by appointing any individual as they may determine in their sole discretion, consistent with the limitations under the 1940 Act, by a majority of the Trustees then in office or may leave such vacancy unfilled or may reduce the number of Trustees; provided the aggregate number of Trustees after such reduction shall not be less than the minimum number required by Section 2.1 hereof. Any vacancy created by an increase in Trustees may be filled by the appointment of an individual made by a majority of the Trustees then in office. The Trustees may appoint a new Trustee as provided above in anticipation of a vacancy expected to occur because of the retirement, resignation or removal of a Trustee, or an increase in the number of Trustees, provided that such appointment shall become effective only at or after the expected vacancy occurs. No vacancy shall operate to annul this Declaration or to revoke any existing agency created pursuant to the terms of this Declaration. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided herein, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration.

2.5        Meetings. Meetings of the Trustees shall be held from time to time upon the call of the Chair, if any, or the Chief Executive Officer, the Secretary or any three Trustees. Regular meetings of the Trustees may be held without call or notice at a time and place fixed by the Bylaws or by resolution or consent of the Trustees. Notice of any other meeting shall be given by the Secretary and shall be delivered to the Trustees orally or via electronic transmission not less than 24 hours, or in writing not less than 72 hours, before the meeting, but may be waived in writing by any Trustee either before or after such meeting. The attendance of a Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Trustee attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting has not been properly called or convened. Any time there is more than one Trustee, a quorum for all meetings of the Trustees shall be a majority of the Trustees. Unless provided otherwise in this Declaration and except as required under the 1940 Act, any action of the Trustees may be taken at a meeting by vote of a majority of the Trustees present (a quorum being present) or without a meeting by written consent of a majority of the Trustees.

Any committee of the Trustees, including an executive committee, if any, may act with or without a meeting. A quorum for all meetings of any such committee shall be one-third, but not less than two, of the members thereof. Unless provided otherwise in this Declaration, any action of any such committee may be taken at a meeting by vote of a majority of the members present (a quorum being present) or without a meeting by written consent of all of the members.

With respect to actions of the Trustees and any committee of the Trustees, Trustees who are Interested Persons in any action to be taken may be counted for quorum purposes under this Section and shall be entitled to vote to the extent not prohibited by the 1940 Act.

All or any one or more Trustees may participate in a meeting of the Trustees or any committee thereof by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other; participation in a meeting pursuant to any such communications system shall constitute presence in person at such meeting except as otherwise may be provided by law.

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2.6        Trustee Action by Written Consent. Any action which may be taken by Trustees by vote may be taken without a meeting if that number of the Trustees, or members of a committee, as the case may be, required for approval of such action at a meeting of the Trustees or of such committee consent to the action in writing or by electronic transmission and the written consents are filed with the records of the meetings of Trustees. Such consent shall be treated for all purposes as a vote taken at a meeting of Trustees.

2.7        Officers. The Trustees shall elect a Principal Executive Officer, a Chief Executive Officer, a President, a Secretary, a Chief Financial Officer, a Principal Financial Officer and a Chief Compliance Officer and may also elect such other officers or assistant officers as may be elected or authorized by the Trustees. Officers shall serve at the pleasure of the Trustees or until their successors have been duly elected and qualified. The Trustees may elect or appoint or may authorize the Chair, if any, or Chief Executive Officer to appoint such other officers or agents with such powers as the Trustees may deem to be advisable. The Chief Executive Officer, Secretary and Chief Financial Officer may, but need not, be a Trustee. Except as to the duties (including state law fiduciary duties of loyalty and care) and liabilities with regards to matters arising under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the 1940 Act (collectively, the “federal securities laws”), all officers shall owe to the Trust and its Shareholders the same fiduciary duties (and only such fiduciary duties) as owed by officers of corporations to such corporations and their stockholders under the Delaware General Corporation Law; provided, however, such fiduciary duties shall not be deemed to control to the extent that the express terms of the Delaware Statutory Trust Act, this Declaration or the Bylaws conflict with or are inconsistent with such fiduciary duties in which case the express terms of the Delaware Statutory Trust Act, this Declaration or the Bylaws shall control.

2.8        Chair. The Trustees may designate a Chair and a Vice Chair of the Board of Trustees, who shall have such powers and duties as determined by the Board of Trustees from time to time.

ARTICLE III
POWERS AND DUTIES OF TRUSTEES

3.1        General. The Trustees shall manage or direct the management of the Trust Property and the business of the Trust with such powers of delegation as may be permitted by this Declaration. Except as to the duties (including state law fiduciary duties of loyalty and care) and liabilities with regards to matters arising under the federal securities laws, the Trustees shall owe to the Trust and its Shareholders the same fiduciary duties (and only such fiduciary duties) as owed by directors of corporations to such corporations and their stockholders under the Delaware General Corporation Law; provided, however, such fiduciary duties shall not be deemed to control to the extent that the express terms of the Delaware Statutory Trust Act, this Declaration or the Bylaws conflict with or are inconsistent with such fiduciary duties in which case the express terms of the Delaware Statutory Trust Act, this Declaration or the Bylaws shall control. The Trustees may perform such acts as in their sole discretion are proper for conducting the business of the Trust. The enumeration of any specific power herein shall not be construed as limiting the aforesaid power. Such powers of the Trustees may be exercised without order of or resort to any court.

3.2        Investments. The Trustees shall have power, subject to the Fundamental Policies, if any, in effect from time to time with respect to the Trust, to:

(a)        manage, conduct, operate and carry on the business of a business development company; and

(b)        subscribe for, invest in, reinvest in, purchase or otherwise acquire, enter into, become obligated with respect to, hold, pledge, sell, assign, transfer, exchange, lend, borrow, distribute or otherwise deal in or dispose of any and all sorts of property, tangible or intangible, including but not limited to securities of any type whatsoever, whether equity or non-equity, of any issuer, evidences of indebtedness of any Person and any other rights, interests, instruments or property of any sort and to exercise any and all rights, powers and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more Persons to exercise any of said rights, powers and privileges in respect of any of said investments. The Trustees shall not be limited by any law limiting the investments which may be made by fiduciaries.

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3.3        Issuance and Repurchase of Shares. The Trustees shall have the power to cause the Trust to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in, Shares, including Shares in fractional denominations, and to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property. The Trustees may establish, from time to time, a program or programs by which the Trust voluntarily repurchases Shares from the Shareholders; provided, however, that such repurchases do not impair the capital or operations of the Trust whether capital or surplus or otherwise. Subject to the further provisions of this Article III, any restriction set forth in the Bylaws and any applicable requirements of the 1940 Act or any applicable exemptive relief issued by the Commission, the Trustees shall have full power and authority, in their sole discretion, and without obtaining any authorization or vote of the Shareholders of any class of Shares of the Trust (each, a “Class”) to: (i) divide the beneficial interest in each Class into Shares as the Trustees shall determine; (ii) establish, designate, redesignate, classify, reclassify and change in any manner any Class and fix such preferences, voting powers, rights, duties and privileges and business purpose of each Class as the Trustees may from time to time determine, which preferences, voting powers, rights, duties and privileges may be different from any existing Class; provided, however, that the Trustees may not reclassify or change outstanding Shares in a manner materially adverse to Shareholders of such Shares, without obtaining the authorization or vote of the Class of Shareholders that would be materially adversely affected; (iii) divide or combine the Shares of any Class into a greater or lesser number without thereby materially changing the proportionate beneficial interest of the Shares of such Class in the assets held with respect to that Class; (iv) change the name of any Class; (v) dissolve and terminate any one or more Classes; and (vi) take such other action with respect to the Classes as the Trustees may deem desirable.

3.4        Borrow Money or Utilize Leverage. Subject to the Fundamental Policies, if any, in effect from time to time with respect to the Trust, the Trustees shall have the power to cause the Trust to borrow money or otherwise obtain credit or utilize leverage to the maximum extent permitted by law or regulation as such may be needed from time to time and to secure the same by mortgaging, pledging or otherwise subjecting as security the assets of the Trust, including the lending of portfolio securities, and to endorse, guarantee, or undertake the performance of any obligation, contract or engagement of any other Person, firm, association or corporation.

3.5        Delegation; Committees. The Trustees shall have the power to delegate from time to time to such of their number or to officers, employees or agents of the Trust the doing of such things, including any matters set forth in this Declaration, and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem expedient. The Trustees may designate one or more committees which shall have all or such lesser portion of the authority of the entire Board of Trustees as the Trustees shall determine from time to time except to the extent action by the entire Board of Trustees or particular Trustees is required by the 1940 Act.

3.6        Collection and Payment. The Trustees shall have power to collect all property due to the Trust; to pay all claims, including taxes, against the Trust Property or the Trust, the Trustees or any officer, employee or agent of the Trust; to prosecute, defend, compromise or abandon any claims relating to the Trust Property or the Trust, or the Trustees or any officer, employee or agent of the Trust; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Trust; and to enter into releases, agreements and other instruments.

3.7        Expenses. The Trustees shall have power to incur and pay out of the assets or income of the Trust any expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of this Declaration, and the business of the Trust, and to pay reasonable compensation from the funds of the Trust to themselves as Trustees. The Trustees shall fix the compensation of all officers, employees and Trustees. The Trustees may pay themselves such compensation for special services, including legal, underwriting, syndicating and brokerage services, as they in good faith may deem reasonable and reimbursement for expenses reasonably incurred by themselves on behalf of the Trust.

3.8         Bylaws. The Trustees shall have the exclusive authority to adopt and from time to time amend or repeal Bylaws for the conduct of the business of the Trust.

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3.9        Miscellaneous Powers. Without limiting the general or further powers of the Trustees, they shall have the power to: (a) employ or contract with such Persons as the Trustees may deem desirable for the transaction of the business of the Trust; (b) enter into joint ventures, partnerships and any other combinations or associations; (c) purchase, and pay for out of Trust Property, insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisors, distributors, selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such Person against such liability; (d) establish pension, profit-sharing, share purchase, and other retirement, incentive and benefit plans for any Trustees, officers, employees and agents of the Trust; (e) make donations, irrespective of benefit to the Trust, for charitable, religious, educational, scientific, civic or similar purposes; (f) to the extent permitted by law, indemnify any Person with whom the Trust has dealings, including without limitation any advisor, administrator, manager, transfer agent, custodian, distributor or selected dealer, or any other Person as the Trustees may see fit to such extent as the Trustees shall determine; (g) guarantee indebtedness or contractual obligations of others; and (h) determine and change the fiscal year of the Trust and the method in which its accounts shall be kept on behalf of the Trust.

3.10     Further Powers. The Trustees shall have the power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without the State of Delaware, in any and all states of the United States of America, in the District of Columbia, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign governments, and to do all such other things and execute all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of power to the Trustees. The Trustees will not be required to obtain any court order to deal with the Trust Property.

3.11        Sole Discretion; Good Faith. Notwithstanding any other provision of this Declaration or otherwise applicable law, whenever in this Declaration the Trustees are permitted or required to make a decision, except as to the duties (including state law fiduciary duties of loyalty and care) and liabilities with regards to matters arising under the federal securities laws: (i) in their “discretion” or under a grant of similar authority, the Trustees shall be entitled to consider such interests and factors as they desire, including their own interest, and, to the fullest extent permitted by applicable law, shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or (ii) in their “good faith” or under another express standard, the Trustees shall act under such express standard and shall not be subject to any other or different standard.

ARTICLE IV
ADVISORY, MANAGEMENT AND DISTRIBUTION ARRANGEMENTS

4.1        Advisory and Management Arrangements. Subject to the requirements of applicable law as in effect from time to time, the Trustees may in their discretion from time to time enter into advisory, administration or management contracts (including, in each case, one or more sub-advisory, sub-administration or sub-management contracts) whereby the other party to any such contract shall undertake to furnish such advisory, administrative and management services with respect to the Trust as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine. Notwithstanding any provisions of this Declaration, the Trustees may authorize any advisor, administrator or manager (subject to such general or specific instructions as the Trustees may from time to time adopt) to exercise any of the powers of the Trustees, including to effect investment transactions with respect to the assets on behalf of the Trust to the full extent of the power of the Trustees to effect such transactions or may authorize any officer, employee or Trustee to effect such transactions pursuant to recommendations of any such advisor, administrator or manager (and all without further action by the Trustees). Any such investment transaction shall be deemed to have been authorized by all of the Trustees.

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4.2        Distribution Arrangements. Subject to compliance with the 1940 Act, the Trustees may retain underwriters and/or selling agents to sell Shares and other securities of the Trust. The Trustees may in their discretion from time to time enter into one or more contracts, providing for the sale of securities of the Trust, whereby the Trust may either agree to sell such securities to the other party to the contract or appoint such other party its sales agent for such securities. In either case, the contract shall be on such terms and conditions as the Trustees may in their discretion determine not inconsistent with the provisions of this Article IV or the Bylaws; and such contract may also provide for the repurchase or sale of securities of the Trust by such other party as principal or as agent of the Trust and may provide that such other party may enter into selected dealer agreements with registered securities dealers and brokers and servicing and similar agreements with Persons who are not registered securities dealers to further the purposes of the distribution or repurchase of the securities of the Trust.

4.3        Parties to Contract. Any contract of the character described in Sections 4.1 and 4.2 of this Article IV or in Article VIII hereof may be entered into with any Person, although one or more of the Trustees, officers or employees of the Trust may be an officer, director, trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship, nor shall any Person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was reasonable and fair and not inconsistent with the provisions of this Article IV or the Bylaws. The same Person may be the other party to contracts entered into pursuant to Sections 4.1 and 4.2 above or Article VIII, and any individual may be financially interested or otherwise affiliated with Persons who are parties to any or all of the contracts mentioned in this Section 4.3.

ARTICLE V
LIMITATIONS OF LIABILITY AND INDEMNIFICATION

5.1        No Personal Liability of Shareholders, Trustees, etc. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

5.2        Mandatory Indemnification.

(a)        To the fullest extent permitted by law but subject to the limitations expressly provided in this Declaration, the Trust hereby agrees to indemnify and hold harmless each person who at any time serves as a Trustee or officer of the Trust (each such person being an “indemnitee”) against any and all, losses, claims, damages, liabilities, joint or several, expenses (including legal fees and expenses), judgments, fines, penalties, interest, settlements or other amounts arising from any and all threatened, pending or completed, claims, demands, actions, suits or proceedings, whether civil, criminal, administrative or investigative, and whether formal or informal and including appeals, in which any indemnitee may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position. Notwithstanding the foregoing, with respect to any claim, demand, action, suit or other proceeding (or part thereof) commenced by any indemnitee, indemnification shall be mandatory only if the commencement of such claim, demand, action, suit or other proceeding (or part thereof) by such indemnitee was authorized by a majority of the Trustees in their sole discretion or was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

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(b)       Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither Interested Persons of the Trust nor parties to the proceeding (“Disinterested Non-Party Trustees”), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

(c)         To the fullest extent permitted by law, and without requiring a preliminary determination of the ultimate entitlement to indemnification, the Trust shall make advance payments (which shall be unsecured and interest free) in connection with expenses (including legal fees and expenses) incurred by any indemnitee in appearing at, participating in or defending any claim, demand, action, suit or proceeding with respect to which indemnification might be sought hereunder if the Trust receives a written undertaking by the indemnitee to repay the Trust such amounts if it ultimately shall be determined that the indemnitee is not entitled to indemnification as authorized by this Section 5.2. The Trust shall have no obligation to advance any amounts in connection with any claim, demand, action, suit or other proceeding (or part thereof) commenced by an indemnitee unless such commencement was (1) authorized by a majority of the Trustees in their sole discretion or (2) instituted by the indemnitee to enforce his or her rights to indemnification hereunder.

(d)         The rights accruing to any indemnitee under these provisions shall not exclude or restrict any other right (including any right of indemnification or advancement) which any indemnitee or any other person may have or hereafter acquire under this Declaration, the Bylaws of the Trust, any statute, agreement, vote of Shareholders or Trustees who are not Interested Persons or any other right to which he or she may be lawfully entitled.

(e)        Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.

5.3        No Bond Required of Trustees. No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

5.4        No Duty of Investigation; No Notice in Trust Instruments, etc. No purchaser, lender, transfer agent or other Person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, the Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

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5.5        Reliance on Experts, etc. Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust’s officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee. The appointment, designation or identification of a Trustee as a Chair, or a member or chair of a committee of the Trustees, as an expert on any topic or in any area (including an audit committee financial expert), or the lead independent Trustee, or any other special appointment, designation or identification of a Trustee, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a Trustee in the absence of such appointment, designation or identification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof.

ARTICLE VI
SHARES OF BENEFICIAL INTEREST

6.1        Beneficial Interest. The beneficial interest in the Trust shall be divided into an unlimited number of transferable shares of beneficial interest. Such Shares of beneficial interest shall have no par value unless the Trustees otherwise determine. Shares may be issued in different Classes and/or series of beneficial interests. All Shares issued in accordance with the terms hereof, including, without limitation, Shares issued in connection with a dividend or distribution in Shares or a split of Shares, shall be fully paid and nonassessable when the consideration determined by the Trustees (if any) therefor shall have been received by the Trust.

6.2        Other Securities. The Trustees may, subject to the Fundamental Policies, if any, and the requirements of the 1940 Act, authorize and cause the Trust to issue such other securities of the Trust as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Trustees see fit, including preferred shares, debt securities or other senior securities. The Trustees are also authorized to take such actions and retain such persons as they see fit to offer and sell such securities. To the extent that the Trustees authorize and issue preferred shares of any Class or series, they are hereby authorized and empowered to amend or supplement this Declaration as they deem necessary or appropriate, including to comply with the requirements of the 1940 Act or requirements imposed by the rating agencies or other Persons, all without the approval of Shareholders. In addition, any such supplement or amendment may set forth the rights, powers, preferences and privileges of such preferred shares and any such supplement or amendment shall operate either as additions to or modifications of the rights, powers, preferences and privileges of any such preferred shares under this Declaration. To the extent the provisions set forth in such supplement or amendment conflict with the provisions of this Declaration with respect to any such rights, powers and privileges of the preferred shares, such amendment or supplement shall control. Except as contemplated by the immediately preceding sentence, this Declaration shall control as to the Trust generally and the rights, powers, preferences and privileges of the other Shareholders. The Trustees are also authorized to take such actions and retain such persons as they see fit to offer and sell such securities.

6.3        Rights of Shareholders. The Shares shall be personal property giving only the rights in this Declaration specifically set forth. The ownership of the Trust Property of every description and the right to conduct any business herein before described are vested exclusively in the Trustees on behalf of the Trust, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to share or, subject to the right of the Trustees to charge certain expenses directly to Shareholders, assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall not entitle the holder to preference, preemptive, appraisal, redemption or conversion rights.

6.4        Exchange Privilege. Subject to the provisions of the 1940 Act and provisions of this Declaration, the Trustees shall have the power and authority to provide that the Shareholders of any Class shall have the right to exchange such Shares for Shares of one or more other Classes.

6.5      Trust Only. It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a Delaware statutory trust. Nothing in this Declaration shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association. Ownership of Shares shall not make any Shareholder a third party beneficiary of any contract entered into by the Trust.

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6.6        Issuance of Shares. The Trustees, in their discretion, may from time to time without vote of the Shareholders issue Shares including preferred shares that may have been established pursuant to Section 6.2, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times, and on such terms as the Trustees may determine, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of, liabilities) and businesses. The Trustees may from time to time, without a vote of the Shareholders, divide, reclassify or combine the Shares into a greater or lesser number without thereby changing the proportionate beneficial interest in such Shares. Issuances and redemptions of Shares may be made in whole Shares and/or 1/1,000ths of a Share or multiples thereof as the Trustees may determine.

6.7        Register of Shares. A register shall be kept at the offices of the Trust or any transfer agent duly appointed by the Trustees under the direction of the Trustees which shall contain the names and addresses of the Shareholders and the number of Shares held by them respectively and a record of all transfers thereof. Separate registers shall be established and maintained for each Class or series of Shares. Each such register shall be conclusive as to who are the holders of the Shares of the applicable Class or series of Shares and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to him as herein provided, until he has given his address to a transfer agent or such other officer or agent of the Trustees as shall keep the register for entry thereon. It is not contemplated that certificates will be issued for the Shares; however, the Trustees, in their discretion, may authorize the issuance of share certificates and promulgate appropriate fees therefore and rules and regulations as to their use.

6.8        Transfer Agent and Registrar. The Trustees shall have power to employ a transfer agent or transfer agents, and a registrar or registrars, with respect to the Shares. The transfer agent or transfer agents may keep the applicable register and record therein, the original issues and transfers, if any, of the said Shares. Any such transfer agents and/or registrars shall perform the duties usually performed by transfer agents and registrars of certificates of stock in a corporation, as modified by the Trustees.

6.9        Transfer of Shares. Except as otherwise provided by the Trustees, Shares shall be transferable on the records of the Trust only by the record holder thereof or by its agent thereto duly authorized in writing, upon delivery to the Trustees or a transfer agent of the Trust of a duly executed instrument of transfer, together with such evidence of the genuineness of each such execution and authorization and of other matters (including compliance with any securities laws and contractual restrictions) as may reasonably be required. Upon such delivery the transfer shall be recorded on the applicable register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereof and neither the Trustees nor any transfer agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer. Each Shareholder will indemnify and hold harmless the Trust, the Trustees and any Affiliated Person of the Trust or the Trustees against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which these Persons may become subject by reason of or arising from (1) any transfer made by the Shareholder in violation of this Section 6.9 and (2) any misrepresentation by the transferring Shareholder or substituted Shareholder in connection with the transfer.

Any person becoming entitled to any Shares in consequence of the death, bankruptcy, or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the applicable register of Shares as the holder of such Shares upon production of the proper evidence thereof to the Trustees or a transfer agent of the Trust, but until such record is made, the Shareholder of record shall be deemed to be the holder of such for all purposes hereof, and neither the Trustees nor any transfer agent or registrar nor any officer or agent of the Trust shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law.

6.10       Notices. Any and all notices to which any Shareholder hereunder may be entitled and any and all communications shall be deemed duly served or given if mailed, postage prepaid, addressed to any Shareholder of record at his last known address as recorded on the applicable register of the Trust.

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6.11       Derivative Actions.

(a)        No person, other than a Trustee, who is not a Shareholder shall be entitled to bring any derivative action, suit or other proceeding on behalf of the Trust. No Shareholder may maintain a derivative action on behalf of the Trust unless holders of at least fifty percent (50%) of the outstanding Shares join in the bringing of such action.

(b)        In addition to the requirements set forth in Section 3816 of the Delaware Statutory Trust Act, a Shareholder may bring a derivative action on behalf of the Trust only if the following conditions are met: (i) the Shareholder or Shareholders must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed; and a demand on the Trustees shall only be deemed not likely to succeed and therefore excused if, and only if, a majority of the Trustees, or a majority of any committee established to consider the merits of such action, is composed of Trustees who are not “independent trustees” (as that term is defined in the Delaware Statutory Trust Act); and (ii) unless a demand is not required under clause (i) of this paragraph, the Trustees must be afforded a reasonable amount of time to consider such Shareholder request and to investigate the basis of such claim; and the Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and may require an undertaking by the Shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action. For purposes of this Section 6.11, the Trustees may designate a committee of one or more Trustees to consider a Shareholder demand.

(c)        This Section 6.11 shall not apply to any claims brought under federal securities law, or the rules and regulations thereunder.

6.12      Assent to Agreement. Every Shareholder, by virtue of having acquired a Share, shall be held to have expressly assented to, and agreed to be bound by, the terms hereof. The death, incapacity, dissolution, termination, or bankruptcy of a Shareholder during the continuance of the Trust shall not operate to terminate the Trust nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but only to rights of said deceased, incapacitated, dissolved, terminated or bankrupt Shareholder.

ARTICLE VII
DETERMINATION OF NET ASSET VALUE

7.1      Net Asset Value. The net asset value of each outstanding Share shall be determined at such time or times on such days as the Trustees may determine, in accordance with the 1940 Act. The method of determination of net asset value shall be determined by the Trustees and shall be as set forth in the Private Placement Memorandum or as may otherwise be determined by the Trustees. The power and duty to make the net asset value calculations may be delegated by the Trustees and shall be as generally set forth in the Private Placement Memorandum or as may otherwise be determined by the Trustees.

7.2        Distributions to Shareholders.

(a)        The Trustees may from time to time distribute ratably among the Shareholders of any Class, or any series of any such Class, in accordance with the number of outstanding full and fractional Shares of such Class or any series of such Class, such proportion of the net profits, surplus (including paid-in surplus), capital, or assets held by the Trustees as they may deem proper or as may otherwise be determined in accordance with this Declaration. Any such distribution may be made in cash or property (including without limitation any type of obligations of the Trust or any assets thereof) or Shares of any Class or series or any combination thereof, and the Trustees may distribute ratably among the Shareholders of any Class of shares or series of any such Class, in accordance with the number of outstanding full and fractional Shares of such Class or any series of such Class, additional Shares of any Class or series in such manner, at such times, and on such terms as the Trustees may deem proper or as may otherwise be determined in accordance with this Declaration.

(b)        Distributions pursuant to this Section 7.2 may be among the Shareholders of record of the applicable Class or series of Shares at the time of declaring a distribution or among the Shareholders of record at such later date as the Trustees shall determine and specify.

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(c)        The Trustees may always retain from the net profits such amount as they may deem necessary to pay the debts or expenses of the Trust or to meet obligations of the Trust, or as they otherwise may deem desirable to use in the conduct of its affairs or to retain for future requirements or extensions of the business.

(d)      Inasmuch as the computation of net income and gains for Federal income tax purposes may vary from the computation thereof on the books, the above provisions shall be interpreted to give the Trustees the power in their discretion to distribute for any fiscal year as ordinary dividends and as capital gains distributions, respectively, additional amounts sufficient to enable the Trust to avoid or reduce liability for taxes.

7.3       Power to Modify Foregoing Procedures. Notwithstanding any of the foregoing provisions of this Article VII, the Trustees may prescribe, in their absolute discretion except as may be required by the 1940 Act, such other bases and times for determining the net asset value of the  Shares or net income, or the declaration and payment of dividends and distributions as they may deem necessary or desirable for any reason, including to enable the Trust to comply with any provision of the Code, the 1940 Act, any securities exchange or association registered under the Securities Exchange Act of 1934, or any order of exemption issued by the Commission, all as in effect now or hereafter amended or modified.

ARTICLE VIII
CUSTODIANS

8.1       Appointment and Duties. The Trustees shall at all times employ a custodian or custodians, meeting the qualifications for custodians for portfolio securities of business development companies contained in the 1940 Act, as custodian with respect to the assets of the Trust. Any custodian shall have authority as agent of the Trust as determined by the custodian agreement or agreements, but subject to such restrictions, limitations and other requirements, if any, as may be contained in the Bylaws and the 1940 Act, including without limitation authority:

(1)        to hold the securities owned by the Trust and deliver the same upon written order;

(2)        to receive any receipt for any moneys due to the Trust and deposit the same in its own banking department (if a bank) or elsewhere as the Trustees may direct;

(3)        to disburse such funds upon orders or vouchers;

(4)        if authorized by the Trustees, to keep the books and accounts of the Trust and furnish clerical and accounting services; and

(5)        if authorized to do so by the Trustees, to compute the net income or net asset value of the Trust; all upon such basis of compensation as may be agreed upon between the Trustees and the custodian.

The Trustees may also authorize each custodian to employ one or more sub-custodians from time to time to perform such of the acts and services of the custodian and upon such terms and conditions, as may be agreed upon between the custodian and such sub-custodian and approved by the Trustees, provided that in every case such sub-custodian shall meet the qualifications for custodians contained in the 1940 Act.

8.2        Central Certificate System. Subject to such rules, regulations and orders as the Commission may adopt, the Trustees may direct the custodian to deposit all or any part of the securities owned by the Trust in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the Commission under the Securities Exchange Act of 1934, or such other Person as may be permitted by the Commission, or otherwise in accordance with the 1940 Act, pursuant to which system all securities of any particular Class of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities, provided that all such deposits shall be subject to withdrawal only upon the order of the Trust.

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ARTICLE IX
REPURCHASES OF SHARES

9.1        Repurchase of Shares. Except as otherwise provided by the Trustees, no Shareholder or other Person holding Shares will have the right to withdraw or tender Shares to the Trust for repurchase. The Trustees may, from time to time, in their complete and exclusive discretion and on terms and conditions as they may determine, cause the Trust to repurchase Shares in accordance with written tenders. In determining whether to cause the Trust to repurchase Shares, pursuant to written tenders, the Trustees may consider such factors as the Trustees deem appropriate at such time. Additionally, the Trust shall offer to repurchase Shares from time to time as may be required by applicable law and/or specified in the Private Placement Memorandum.

9.2        Disclosure of Holding. The holders of Shares or other securities of the Trust shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees deem necessary to comply with the provisions of the Code, the 1940 Act or other applicable laws or regulations, or to comply with the requirements of any other taxing or regulatory authority.

ARTICLE X
SHAREHOLDERS

10.1      Meetings of Shareholders. The Trust will not hold annual Shareholder meetings unless required by the 1940 Act or any other applicable law, rule or regulation. A special meeting of Shareholders may be called at any time by a majority of the Trustees or the Chief Executive Officer and shall be called by the Trustees for any proper purpose upon written request of Shareholders holding in the aggregate at least a majority of the outstanding Shares, such request specifying the purpose or purposes for which such meeting is to be called. Any Shareholder meeting, including a special meeting, shall be held within or without the State of Delaware on such day and at such time as the Trustees shall designate or may be held virtually. Special meetings of Shareholders shall be held, notice of such meetings shall be delivered and waiver of notice shall occur according to the provisions of the Trust’s Bylaws. Any action that may be taken at a meeting of Shareholders may be taken without a meeting according to the procedures set forth in the Bylaws or in this Declaration. In the event of a Shareholder meeting requested by Shareholders, the Secretary shall inform the requesting Shareholders of the reasonably estimated cost of preparing and mailing or delivering the notice of the meeting (including the Trust’s proxy materials). The Secretary shall not be required to call a special meeting upon Shareholder request, and such meeting shall not be held, unless the Secretary receives payment of such reasonably estimated cost prior to the preparation and mailing or delivery of such notice of the meeting.

10.2      Voting. Shareholders shall have no power to vote on any matter except matters on which a vote of Shareholders is required by the 1940 Act, this Declaration or resolution of the Trustees. This Declaration expressly provides that no matter for which voting, consent or other approval is required by the Delaware Statutory Trust Act, in the absence of the contrary provision in the Declaration, shall require any vote. Except as otherwise provided herein, any matter required to be submitted to Shareholders and affecting one or more Classes or series of Shares shall require approval by the required vote of all the affected Classes and series of Shares voting together as a single Class; provided, however, that as to any matter with respect to which a separate vote of any Class or series of Shares is required by the 1940 Act, such requirement as to a separate vote by that Class or series of Shares shall apply in addition to a vote of all the affected Classes and series voting together as a single Class. Shareholders of a particular Class or series of Shares shall not be entitled to vote on any matter that affects only one or more other Classes or series of Shares. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election or removal of Trustees.

10.3      Notice of Meeting and Record Date. Special meetings of Shareholders shall be held, notice of such meetings shall be delivered, and waiver of notice shall occur according to the provisions of the Bylaws, including via electronic transmission to a Shareholder at his or her address as it is registered with the Trust. Any action that may be taken at a meeting of Shareholders may be taken without a meeting according to the procedures set forth in the Bylaws or in this Declaration. Any meeting of Shareholders, whether or not a quorum is present, may be adjourned for any lawful purpose by the Chair, the Trustees (or their designees) or a majority of the votes properly cast upon the question of adjourning a meeting. Any adjourned meeting may be held as adjourned one or more times not later than one hundred and twenty (120) days after the record date. No notice of adjournment of a meeting to another time or place need be given to Shareholders if such time and place are announced at the meeting at which the adjournment is taken or notice is given to persons present at the meeting. For the purposes of determining the Shareholders who are entitled to notice of and to vote at any meeting the Trustees may, without closing the transfer books, fix a date not more than one hundred and twenty (120) days nor less than 10 days prior to the date of such meeting of Shareholders as a record date for the determination of the Persons to be treated as Shareholders of record for such purposes.

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10.4      Quorum and Required Vote.

(a)        Except as otherwise provided from time to time in the Bylaws, the presence in person or by proxy of Shares entitled to cast at least one-third of the votes entitled to be cast shall constitute a quorum at such meeting of the Shareholders for purposes of conducting business on such matter. The absence from any meeting, in person or by proxy, of a quorum of Shareholders for action upon any given matter shall not prevent action at such meeting upon any other matter or matters which may properly come before the meeting, if there shall be present thereat, in person or by proxy, a quorum of Shareholders in respect of such other matters.

(b)        Subject to any provision of applicable law, this Declaration or a resolution of the Trustees specifying a greater or a lesser vote requirement for the transaction of any item of business at any meeting of Shareholders, (i) the affirmative vote of a majority of the Shares present in person or represented by proxy and entitled to vote on the subject matter shall be the act of the Shareholders with respect to such matter, and (ii) where a separate vote of one or more Classes or series of Shares is required on any matter, the affirmative vote of a majority of the Shares of such Class or series of Shares present in person or represented by proxy at the meeting shall be the act of Shareholders of such Class or series with respect to such matter. Notwithstanding the foregoing, Trustees shall be elected by the affirmative vote of a plurality of the Shares voted at a meeting of the Shareholders to the extent Shareholders are entitled to vote to elect Trustees.

10.5      Proxies, etc. At any meeting of Shareholders, any holder of Shares entitled to vote thereat may vote by properly executed or authorized proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Secretary, or with such other officer or agent of the Trust as the Secretary may direct, for verification prior to the time at which such vote shall be taken. Pursuant to a resolution of a majority of the Trustees, proxies may be solicited in the name of one or more Trustees or one or more of the officers or employees of the Trust. No proxy shall be valid after the expiration of 11 months from the date thereof, unless otherwise provided in the proxy. Only Shareholders of record shall be entitled to vote. Each full Share shall be entitled to one vote and fractional Shares shall be entitled to a vote of such fraction. When any Share is held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Share, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Share. A proxy purporting to be executed or authorized by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. If the holder of any such Share is a minor or a person of unsound mind, and subject to guardianship or to the legal control of any other person as regards the charge or management of such Share, he may vote by his guardian or such other person appointed or having such control, and such vote may be given in person or by proxy.

10.6      Reports. The Trustees shall as long as the Trust continues operations cause to be prepared at least annually and more frequently to the extent and in the form required by law, regulation or any exchange on which Shares are listed a report of operations containing a balance sheet and statement of income and undistributed income of the Trust prepared in conformity with generally accepted accounting principles and an opinion of an independent public accountant on such financial statements. The Trustees shall, as long as the Trust continues operations, in addition, furnish to the Shareholders at least quarterly to the extent required by law, interim reports containing an unaudited balance sheet of the Trust as of the end of such period and an unaudited statement of income and surplus for the period from the beginning of the current fiscal year to the end of such period.

10.7      Inspection of Records. The records of the Trust shall be open to inspection by Shareholders to the same extent as is permitted stockholders of a corporation formed under the Delaware General Corporation Law.

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10.8      Shareholder Action by Written Consent. Any action required or permitted to be taken at any meeting of the Shareholders may be taken without a meeting, without a prior notice and without a vote if the consent, setting forth the action to be taken is given in writing or by electronic transmission by the Shareholders having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all Shareholders entitled to vote thereon were present and voted.

10.9      Delivery by Electronic Transmission or Otherwise. Notwithstanding any provision in this Declaration to the contrary, any notice, proxy, vote, consent, report, instrument or writing of any kind or any signature referenced in, or contemplated by, this Declaration or the Bylaws may, in the sole discretion of the Trustees, be given, granted or otherwise delivered by electronic transmission (within the meaning of the Delaware Statutory Trust Act), including via the internet, or in any other manner permitted by applicable law.

ARTICLE XI
DURATION; TERMINATION OF TRUST; AMENDMENT; ETC.

11.1       Duration. Subject to possible termination in accordance with the provisions of Section 11.2 hereof, the Trust created hereby shall have perpetual existence.

11.2       Termination.

(a)        The Trust may be dissolved only upon approval of not less than a majority of the Trustees. Upon the dissolution of the Trust:

(i)        The Trust shall carry on no business except for the purpose of winding up its affairs.

(ii)      The Trustees shall proceed to wind up the affairs of the Trust and all of the powers of the Trustees under this Declaration shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust, collect its assets, sell, convey, assign, exchange, merge where the Trust is not the survivor, transfer or otherwise dispose of all or any part of the remaining Trust Property to one or more Persons at public or private sale for consideration which may consist in whole or in part in cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchange, merger in which the Trust is not the survivor, transfer or other disposition of all or substantially all the Trust Property of the Trust shall require approval of the principal terms of the transaction and the nature and amount of the consideration by Shareholders.

(iii)     After paying or adequately providing for the payment of all claims and obligations of the Trust in accordance with Section 3808 of the Delaware Statutory Trust Act, and upon receipt of such releases, indemnities and refunding agreements, as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property, in cash or in kind or partly each, among the Shareholders according to their respective rights.

(b)        After the winding up and liquidation of the Trust, including the distribution to the Shareholders of any assets of the Trust, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination and shall execute and file a certificate of cancellation with the Secretary of State of the State of Delaware. Upon termination of the Trust, the Trustees shall thereupon be discharged from all further liabilities and duties hereunder, and the rights and interests of all Shareholders shall thereupon cease.

11.3      Amendment Procedure.

(a)        Except as provided in subsection (b) of this Section 11.3, the Trustees may, without Shareholder vote, amend or otherwise supplement this Declaration. Shareholders shall have the right to vote: (i) on any amendment which would eliminate their right to vote granted in this Declaration, (ii) on any amendment to this Section 11.3(a), (iii) on any amendment that would adversely affect the powers, preferences or special rights of the Shares as determined by the Trustees in good faith and (iv) on any amendment submitted to them by the Trustees.

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(b)        An amendment duly adopted by the requisite vote of the Board of Trustees and, if required, the Shareholders as aforesaid, shall become effective at the time of such adoption or at such other time as may be designated by the Board of Trustees or Shareholders, as the case may be. A certification in recordable form signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Trustees and, if required, the Shareholders as aforesaid, or a copy of the Declaration, as amended, in recordable form, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust or at such other time designated by the Board.

11.4      Subsidiaries. Without approval or vote by Shareholders, the Trustees may cause to be organized or assist in organizing one or more corporations, trusts, limited liability companies, partnerships, associations or other organizations to take over all of the Trust Property or to carry on any business in which the Trust shall directly or indirectly have any interest and to sell, convey, and transfer all or a portion of the Trust Property to any such corporation, trust, limited liability company, association or organization in exchange for the shares or securities thereof, or otherwise, and to lend money to, subscribe for the shares or securities of and enter into any contracts with any such corporation, trust, limited liability company, partnership, association or organization, or any corporation, partnership, trust, limited liability company, association or organization in which the Trust holds or is about to acquire shares or any other interests.

11.5      Extraordinary Transactions.

(a)        Except as otherwise provided in paragraph (b) of this Section 11.5 the affirmative vote or consent of at least seventy-five percent (75%) of the Trustees of the Trust and at least seventy-five percent (75%) of the Shares outstanding and entitled to vote thereon shall be necessary to authorize any of the following actions:

(i)        The merger, conversion, consolidation, or share exchange or sale or exchange of all or substantially all of the assets of the Trust.

(ii)       Any Shareholder proposal as to specific investment decisions made or to be made with respect to the assets of the Trust or a series or class of Shares.

(b)        Notwithstanding anything to the contrary in paragraph (a) of this Section 11.5, so long as each action is approved by both a majority of the entire Board of Trustees and seventy-five percent (75%) of the Continuing Trustees, and so long as all other conditions and requirements, if any, provided for in the Bylaws and applicable law have been satisfied, then no vote or consent of the Shares outstanding shall be required to approve any of the actions listed in paragraph (a)(i) of this Section 11.5 unless otherwise required by applicable law.

(c)        Any amendment to this Declaration to make Shares of the Trust “redeemable securities” and any other proposal to convert the Trust from a “closed-end company” to an “open-end company” (as defined in the 1940 Act) each must be approved by (i) the affirmative vote of Shareholders entitled to cast at least a majority of the votes entitled to be cast on the matter prior to an Exchange Listing; and (ii) the affirmative vote of Shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter upon and following the occurrence of an Exchange Listing.

ARTICLE XII
MISCELLANEOUS

12.1      Filing. This Declaration and any amendment or supplement hereto shall be filed in such places as may be required or as the Trustees deem appropriate. Each amendment or supplement shall be accompanied by a certificate signed and acknowledged by a Trustee or Secretary of the Trust stating that such action was duly taken in a manner provided herein and shall, upon insertion in the Trust’s minute book, be conclusive evidence of all amendments contained therein. A restated Declaration, containing the original Declaration and all amendments and supplements theretofore made, may be executed from time to time by a majority of the Trustees and shall, upon insertion in the Trust’s minute book, be conclusive evidence of all amendments and supplements contained therein and may thereafter be referred to in lieu of the original Declaration and the various amendments and supplements thereto.

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12.2      Resident Agent. The Trust shall maintain a resident agent in the State of Delaware, which agent shall initially be Harvard Business Services. The Trustees may designate a successor resident agent, provided, however, that such appointment shall not become effective until written notice thereof and any required filing is delivered to the office of the Secretary of the State.

12.3      Governing Law. The trust set forth in this instrument is made in the State of Delaware, and the Trust and this Declaration, and the rights and obligations of the Trustees and Shareholders hereunder, are to be governed by and construed and administered according to the Delaware Statutory Trust Act and the laws of said State; provided, however, that there shall not be applicable to the Trust, the Trustees or this Declaration (a) the provisions of Sections 3540 and 3561 of Title 12 of the Delaware Code or (b) any provisions of the laws (statutory or common) of the State of Delaware (other than the Delaware Statutory Trust Act) pertaining to trusts which relate to or regulate: (i) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges, (ii) affirmative requirements to post bonds for trustees, officers, agents or employees of a trust, (iii) the necessity for obtaining court or other governmental approval concerning the acquisition, holding or disposition of real or personal property, (iv) fees or other sums payable to trustees, officers, agents or employees of a trust, (v) the allocation of receipts and expenditures to income or principal, (vi) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding of trust assets, or (vii) the establishment of fiduciary or other standards or responsibilities or limitations on the acts or powers of trustees, which are inconsistent with the limitations or liabilities or authorities and powers of the Trustees set forth or referenced in this Declaration. The Trust shall be of the type commonly called a “statutory trust”, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust under Delaware law. The Trust specifically reserves the right to exercise any of the powers or privileges afforded to trusts or actions that may be engaged in by trusts under the Delaware Statutory Trust Act, and the absence of a specific reference herein to any such power, privilege or action shall not imply that the Trust may not exercise such power or privilege or take such actions.

12.4      Exclusive Delaware Jurisdiction. Each Trustee, each officer and each Person legally or beneficially owning a Share or an interest in a Share (whether through a broker, dealer, bank, trust company or clearing corporation or an agent of any of the foregoing or otherwise), to the fullest extent permitted by law, including Section 3804(e) of the Delaware Statutory Trust Act, (i) irrevocably agrees that, except for any claims, suits, actions or proceedings arising under federal securities laws, any claims, suits, actions or proceedings asserting a claim governed by the internal affairs (or similar) doctrine or arising out of or relating in any way to the Trust, the Delaware Statutory Trust Act, this Declaration or the Bylaws (including, without limitation, any claims, suits, actions or proceedings to interpret, apply or enforce (A) the provisions of this Declaration or the Bylaws, or (B) the duties (including fiduciary duties), obligations or liabilities of the Trust to the Shareholders or the Trustees, or of officers or the Trustees to the Trust, to the Shareholders or each other, or (C) the rights or powers of, or restrictions on, the Trust, the officers, the Trustees or the Shareholders, or (D) any provision of the Delaware Statutory Trust Act or other laws of the State of Delaware pertaining to trusts made applicable to the Trust pursuant to Section 3809 of the Delaware Statutory Trust Act, or (E) any other instrument, document, agreement or certificate contemplated by any provision of the Delaware Statutory Trust Act, the Declaration or the Bylaws relating in any way to the Trust (regardless, in each case, of whether such claims, suits, actions or proceedings (x) sound in contract, tort, fraud or otherwise, (y) are based on common law, statutory, equitable, legal or other grounds, or (z) are derivative or direct claims)) shall be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction, (ii) irrevocably agrees that any claims, suits, actions or proceedings arising under the federal securities laws shall be exclusively brought in the federal district courts of the United States of America, (iii) irrevocably submits to the exclusive jurisdiction of such courts in connection with any such claim, suit, action or proceeding, (iv) irrevocably agrees not to, and waives any right to, assert in any such claim, suit, action or proceeding that (A) it is not personally subject to the jurisdiction of such courts or any other court to which proceedings in such courts may be appealed, (B) such claim, suit, action or proceeding is brought in an inconvenient forum, or (C) the venue of such claim, suit, action or proceeding is improper, (v) consents to process being served in any such claim, suit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such service shall constitute good and sufficient service of process and notice thereof; provided, nothing in clause (v) hereof shall affect or limit any right to serve process in any other manner permitted by law, and (vi) irrevocably waives any and all right to trial by jury in any such claim, suit, action or proceeding. Notwithstanding anything to the contrary in this Section 12.4, the Trust may, at its sole discretion, select and/or consent to an alternative forum for any claims, suits, actions or proceedings relating in any way to the Trust.

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12.5      Counterparts. This Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

12.6     Reliance by Third Parties. Any certificate executed by an individual who, according to the records of the Trust, or of any recording office in which this Declaration may be recorded, appears to be a Trustee hereunder, certifying to: (a) the number or identity of Trustees or Shareholders, (b) the name of the Trust, (c) the due authorization of the execution of any instrument or writing, (d) the form of any vote passed at a meeting of Trustees or Shareholders, (e) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of this Declaration, (f) the form of any Bylaws adopted by or the identity of any officers elected by the Trustees, or (g) the existence of any fact or facts which in any manner relate to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any person dealing with the Trustees and their successors.

12.7      Provisions in Conflict with Law or Regulation.

(a)        The provisions of this Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provision is in conflict with the 1940 Act, if applicable, with the regulated investment company provisions of the Code (if applicable) or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted prior to such determination.

(b)        If any provision of this Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration in any jurisdiction.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the undersigned have caused this Declaration to be executed as of the day and year first above written.

By:	/s/ Brett A. Hickey
Brett A. Hickey
Trustee

By:	/s/ Curtis Glovier
Curtis Glovier
Trustee

By:	/s/ Jeffrey Rogers
Jeffrey Rogers
Trustee

By:	/s/ O. James Sterling
O. James Sterling
Trustee

By:	/s/ David S. Kimmel
David S. Kimmel
Trustee

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Exhibit B

PLAN OF CONVERSION

This is a Plan of Conversion (the “Plan”) of Star Mountain Lower Middle-Market Capital Corp., a Delaware corporation (the “Corporation”).

I.  BACKGROUND

A.         The Corporation desires, pursuant to Section 266 of the Delaware General Corporation Law (the “DGCL”) and Section 3820 of the Delaware Statutory Trust Act (the “DSTA”), to convert (the “Conversion”) from a corporation to a statutory trust organized under the laws of the State of Delaware to be known as “Star Mountain Lower Middle-Market Capital Company” (the “DST”).

B.          The Corporation wishes to set forth the terms and conditions of the Conversion in this Plan.

II.  TERMS

A.          Conversion.  Subject to the terms and conditions hereof, the Corporation shall be converted from the corporate to a statutory trust structure from and after the Effective Time, as defined below. To effectuate the Conversion, the Corporation shall file a Certificate of Conversion pursuant to Section 266 of the DGCL and Section 3820 of the DSTA, substantially in the form of Exhibit A hereto (the “Certificate of Conversion”), with the Delaware Secretary of State.  The DST shall file a Certificate of Trust pursuant to Section 3810 of the DSTA, substantially in the form of Exhibit B hereto, with the Delaware Secretary of State.  The Conversion shall become effective as of the date and time set forth in the Certificate of Conversion and Certificate of Trust filed with the Delaware Secretary of State (the “Effective Time”).

B.           Continuation.  In accordance with the terms of Section 266 of the DGCL and Section 3820(f) of the DSTA, from and after the Effective Time, the Conversion shall be deemed to constitute a continuation of the existence of the Corporation in the form of a DST governed for all purposes by the laws of the State of Delaware.

C.         Approval of Conversion.  The Conversion and this Plan have been authorized and approved by the Board of Directors of the Corporation at a meeting of the Board of Directors of the Corporation and by the stockholders of the Corporation at a special meeting of stockholders, in accordance with the laws of the State of Delaware.

D.           Certificate of Trust.  At the Effective Time, the Certificate of Trust, in substantially the form attached to this Plan as Exhibit B, shall be the Certificate of Trust of the DST, until thereafter amended as provided therein and by applicable law.

E.           Declaration of Trust.  At the Effective Time, the Declaration of Trust, in substantially the form attached to this Plan as Exhibit C (the “Declaration of Trust”), shall be the Declaration of Trust of the DST, unless and until the same shall be amended or repealed in accordance with the provisions thereof and by applicable law.

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F.           Board of Trustees; Officers of the DST.  The Board of Trustees of the DST immediately after the Effective Time shall be the same as the Board of Directors of the Corporation. The officers of the DST immediately after the Effective Time shall be the same as the officers of the Corporation.

G.          Conversion of Stock.  At the Effective Time, by virtue of the Conversion and without any action on the part of any holder thereof, each then issued and outstanding (a) share of common stock of the Corporation shall be surrendered and converted into a proportionate common share of beneficial interest of the DST; and (b) share of preferred stock of the Corporation shall be surrendered and converted into a proportionate and corresponding preferred share of beneficial interest of the DST. Any shares of the capital stock of the Corporation held in the treasury of the Corporation shall be canceled and extinguished without any conversion thereof.

H.          Assets, Rights and Liabilities of the Corporation.  At and after the Effective Time: (a) the DST shall succeed to and possess, by virtue of the Conversion and without further act or deed, all of the estate, rights, privileges, powers and franchises, both public and private, and all of the property, real, personal, and mixed, of the Corporation; (b) all debts due to the Corporation of whatever account shall be vested in the DST; (c) all claims, demands, property, rights, (including, without limitation, contract rights), privileges, powers and franchises (including, without limitation, all licenses, registrations and approvals of any governmental authority or self-regulatory organization to the extent the same may be transferred in accordance with the terms of their issuance) and every other interest of the Corporation shall be as effectively the property of the DST as they were of the Corporation prior to the Effective Time; (d) the title to any real estate vested by deed or otherwise in the Corporation shall not revert or be in any way impaired by reason of the Conversion, but shall be vested in the DST; (e) all rights of creditors and all liens upon any property of the Corporation shall be preserved unimpaired, limited in lien to the property affected by such lien as of the Effective Time; (f) all debts, liabilities and obligations of the Corporation shall thenceforth attach to the DST and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it; (g) any action or proceeding by or against the Corporation may be continued by or against the DST as if the Conversion had not occurred; and (h) the DST shall be deemed, pursuant to Section 3820(c) of the DSTA, to have commenced on the date the Corporation was formed.

I.           Filings.  The officers of the Corporation shall execute and file, or cause to be executed and filed such additional documents, and shall take, or cause to be taken, such further actions, as they may deem necessary or advisable to effectuate the intent and purposes of the Plan, including, without limitation, any and all filings or recordings required by Delaware law or as may be required by the Internal Revenue Code of 1986, as amended.

J.           Termination.  This Plan may be terminated and the Conversion abandoned by action of the Board of Directors of the Corporation at any time prior to the Effective Time.

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IN WITNESS WHEREOF, this Plan has been executed as of the [   ] day of [   ].

Star Mountain Lower Middle-Market Capital Corp.

/s/ Brett A. Hickey
Name: Brett A. Hickey
Title: Chief Executive Officer and President

Exhibit A

STATE OF DELAWARE
CERTIFICATE OF CONVERSION
FROM A CORPORATION TO A
STATUTORY TRUST PURSUANT TO
SECTION 3820 OF THE DELAWARE
STATUTORY TRUST CODE

1.)          The jurisdiction where the Corporation first formed is Delaware.

2.)          The jurisdiction immediately prior to filing this Certificate is Delaware.

3.)          The date the Corporation first formed is May 14, 2021.

4.)          The name of the Corporation immediately prior to filing this Certificate is Star Mountain Lower Middle-Market Capital Corp.

5.)          The name of the Statutory Trust as set forth in the Certificate of Trust is Star Mountain Lower Middle-Market Capital Company.

6.)          This Certificate of Conversion shall become effective on ______________, ____ at 12:01 a.m. Eastern Standard Time.

IN WITNESS WHEREOF, the undersigned has executed this Certificate on the ____ day of _______, ____.

By:	/s/ Brett A. Hickey
Name:	Brett A. Hickey, not in his individual capacity but as Trustee

By:	/s/ Curtis Glovier
Name:	Curtis Glovier, not in his individual capacity but as Trustee

By:	/s/ Jeffrey Rogers
Name:	Jeffrey Rogers, not in his individual capacity but as Trustee

By:	/s/ O. James Sterling
Name:	O. James Sterling, not in his individual capacity but as Trustee

By:	/s/ David S. Kimmel
Name:	David S. Kimmel, not in his individual capacity but as Trustee

Exhibit B

CERTIFICATE OF TRUST
of
Star Mountain Lower Middle-Market Capital Company
(a Delaware Statutory Trust)

This Certificate of Trust of Star Mountain Lower Middle-Market Capital Company (the “Trust”), dated as of ________  ___, ____, is being duly executed and filed on behalf of the Trust by the undersigned, as the Trustees, for the purpose of organizing a statutory trust pursuant to the Delaware Statutory Trust Act (12 Del. Code §3801 et seq.) (the “Act”).

1.          NAME. The name of the statutory trust formed by this Certificate of Trust is Star Mountain Lower Middle-Market Capital Company.

2.          REGISTERED OFFICE AND REGISTERED AGENT. The business address of the registered office of the Trust in the State of Delaware is and the name of the Trust’s registered agent at such address is Harvard Business Services, 16192 Coastal Highway, Lewes, County of Sussex, Delaware, 19958.

3.          EFFECTIVE DATE. This Certificate shall be effective on ______________, ____ at 12:01 a.m. Eastern Standard Time.

4.          1940 ACT REGULATION. The Trust is or will become prior to or within 180 days following the first issuance of beneficial interests, a business development company regulated under the Investment Company Act of 1940, as amended (15 U.S.C. §§ 80a-1 et seq.).

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

 Brett A. Hickey, not in his individual
capacity but as Trustee

Curtis Glovier, not in his individual
capacity but as Trustee

Jeffrey Rogers, not in his individual
capacity but as Trustee

O. James Sterling, not in his individual
capacity but as Trustee

David S. Kimmel, not in his individual
capacity but as Trustee

Exhibit C

[Declaration of Trust]

Please see Exhibit A to the Proxy Statement for the Declaration of Trust

EXHIBIT C

SECTION 262 OF THE DGCL

8 Del.C. § 262
§ 262 Appraisal rights

(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger, consolidation, conversion, transfer, domestication or continuance nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository; the words “beneficial owner” mean a person who is the beneficial owner of shares of stock held either in voting trust or by a nominee on behalf of such person; and the word “person” means any individual, corporation, partnership, unincorporated association or other entity.

(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent, converting, transferring, domesticating or continuing corporation in a merger, consolidation, conversion, transfer, domestication or continuance to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263, § 264, § 266 or § 390 of this title (other than, in each case and solely with respect to a converted or domesticated corporation, a merger, consolidation, conversion, transfer, domestication or continuance authorized pursuant to and in accordance with the provisions of § 265 or § 388 of this title):

(1)
Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders, or at the record date fixed to determine the stockholders entitled to consent pursuant to § 228 of this title, to act upon the agreement of merger or consolidation or the resolution providing for the conversion, transfer, domestication or continuance (or, in the case of a merger pursuant to § 251(h) of this title, as of immediately prior to the execution of the agreement of merger), were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.

(2)
Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent, converting, transferring, domesticating or continuing corporation if the holders thereof are required by the terms of an agreement of merger or consolidation, or by the terms of a resolution providing for conversion, transfer, domestication or continuance, pursuant to § 251, § 252, § 254, § 255, § 256, § 257, § 258, § 263, § 264, § 266 or § 390 of this title to accept for such stock anything except:

a.
Shares of stock of the corporation surviving or resulting from such merger or consolidation, or of the converted entity or the entity resulting from a transfer, domestication or continuance if such entity is a corporation as a result of the conversion, transfer, domestication or continuance, or depository receipts in respect thereof;

b.
Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger, consolidation, conversion, transfer, domestication or continuance will be either listed on a national securities exchange or held of record by more than 2,000 holders;

c.	Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or

d.
Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.

(3)
In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(4)	[Repealed.]

(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation, the sale of all or substantially all of the assets of the corporation or a conversion effected pursuant to § 266 of this title or a transfer, domestication or continuance effected pursuant to § 390 of this title. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d), (e), and (g) of this section, shall apply as nearly as is practicable.

(d) Appraisal rights shall be perfected as follows:

(1)
If a proposed merger, consolidation, conversion, transfer, domestication or continuance for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations or the converting, transferring, domesticating or continuing corporation, and shall include in such notice either a copy of this section (and, if 1 of the constituent corporations or the converting corporation is a nonstock corporation, a copy of § 114 of this title) or information directing the stockholders to a publicly available electronic resource at which this section (and, § 114 of this title, if applicable) may be accessed without subscription or cost. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger, consolidation, conversion, transfer, domestication or continuance, a written demand for appraisal of such stockholder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger, consolidation, conversion, transfer, domestication or continuance shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger, consolidation, conversion, transfer, domestication or continuance, the surviving, resulting or converted entity shall notify each stockholder of each constituent or converting, transferring, domesticating or continuing corporation who has complied with this subsection and has not voted in favor of or consented to the merger, consolidation, conversion, transfer, domestication or continuance, and any beneficial owner who has demanded appraisal under paragraph (d)(3) of this section, of the date that the merger, consolidation or conversion has become effective; or

(2)
If the merger, consolidation, conversion, transfer, domestication or continuance was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent, converting, transferring, domesticating or continuing corporation before the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, or the surviving, resulting or converted entity within 10 days after such effective date, shall notify each stockholder of any class or series of stock of such constituent, converting, transferring, domesticating or continuing corporation who is entitled to appraisal rights of the approval of the merger, consolidation, conversion, transfer, domestication or continuance and that appraisal rights are available for any or all shares of such class or series of stock of such constituent, converting, transferring, domesticating or continuing corporation, and shall include in such notice either a copy of this section (and, if 1 of the constituent corporations or the converting, transferring, domesticating or continuing corporation is a nonstock corporation, a copy of § 114 of this title) or information directing the stockholders to a publicly available electronic resource at which this section (and § 114 of this title, if applicable) may be accessed without subscription or cost. Such notice may, and, if given on or after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, shall, also notify such stockholders of the effective date of the merger, consolidation, conversion, transfer, domestication or continuance. Any stockholder entitled to appraisal rights may, within 20 days after the date of giving such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days after the date of giving such notice, demand in writing from the surviving, resulting or converted entity the appraisal of such holder’s shares; provided that a demand may be delivered to such entity by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs such entity of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, either (i) each such constituent corporation or the converting, transferring, domesticating or continuing corporation shall send a second notice before the effective date of the merger, consolidation, conversion, transfer, domestication or continuance notifying each of the holders of any class or series of stock of such constituent, converting, transferring, domesticating or continuing corporation that are entitled to appraisal rights of the effective date of the merger, consolidation, conversion, transfer, domestication or continuance or (ii) the surviving, resulting or converted entity shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection and any beneficial owner who has demanded appraisal under paragraph (d)(3) of this section. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation or entity that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation or the converting, transferring, domesticating or continuing corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(3)
Notwithstanding subsection (a) of this section (but subject to this paragraph (d)(3)), a beneficial owner may, in such person’s name, demand in writing an appraisal of such beneficial owner’s shares in accordance with either paragraph (d)(1) or (2) of this section, as applicable; provided that (i) such beneficial owner continuously owns such shares through the effective date of the merger, consolidation, conversion, transfer, domestication or continuance and otherwise satisfies the requirements applicable to a stockholder under the first sentence of subsection (a) of this section and (ii) the demand made by such beneficial owner reasonably identifies the holder of record of the shares for which the demand is made, is accompanied by documentary evidence of such beneficial owner’s beneficial ownership of stock and a statement that such documentary evidence is a true and correct copy of what it purports to be, and provides an address at which such beneficial owner consents to receive notices given by the surviving, resulting or converted entity hereunder and to be set forth on the verified list required by subsection (f) of this section.

(e) Within 120 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, the surviving, resulting or converted entity, or any person who has complied with subsections (a) and (d) of this section and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, any person entitled to appraisal rights who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such person’s demand for appraisal and to accept the terms offered upon the merger, consolidation, conversion, transfer, domestication or continuance. Within 120 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, any person who has complied with the requirements of subsections (a) and (d) of this section, upon request given in writing (or by electronic transmission directed to an information processing system (if any) expressly designated for that purpose in the notice of appraisal), shall be entitled to receive from the surviving, resulting or converted entity a statement setting forth the aggregate number of shares not voted in favor of the merger, consolidation, conversion, transfer, domestication or continuance (or, in the case of a merger approved pursuant to § 251(h) of this title, the aggregate number of shares (other than any excluded stock (as defined in § 251(h)(6)d. of this title)) that were the subject of, and were not tendered into, and accepted for purchase or exchange in, the offer referred to in § 251(h)(2) of this title)), and, in either case, with respect to which demands for appraisal have been received and the aggregate number of stockholders or beneficial owners holding or owning such shares (provided that, where a beneficial owner makes a demand pursuant to paragraph (d)(3) of this section, the record holder of such shares shall not be considered a separate stockholder holding such shares for purposes of such aggregate number). Such statement shall be given to the person within 10 days after such person’s request for such a statement is received by the surviving, resulting or converted entity or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section, whichever is later.

(f) Upon the filing of any such petition by any person other than the surviving, resulting or converted entity, service of a copy thereof shall be made upon such entity, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all persons who have demanded appraisal for their shares and with whom agreements as to the value of their shares have not been reached by such entity. If the petition shall be filed by the surviving, resulting or converted entity, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving, resulting or converted entity and to the persons shown on the list at the addresses therein stated. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving, resulting or converted entity.

(g) At the hearing on such petition, the Court shall determine the persons who have complied with this section and who have become entitled to appraisal rights. The Court may require the persons who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any person fails to comply with such direction, the Court may dismiss the proceedings as to such person. If immediately before the merger, consolidation, conversion, transfer, domestication or continuance the shares of the class or series of stock of the constituent, converting, transferring, domesticating or continuing corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger, consolidation, conversion, transfer, domestication or continuance for such total number of shares exceeds $1 million, or (3) the merger was approved pursuant to § 253 or § 267 of this title.

(h) After the Court determines the persons entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger, consolidation, conversion, transfer, domestication or continuance, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger, consolidation, conversion, transfer, domestication or continuance through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger, consolidation or conversion and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving, resulting or converted entity may pay to each person entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving, resulting or converted entity or by any person entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the persons entitled to an appraisal. Any person whose name appears on the list filed by the surviving, resulting or converted entity pursuant to subsection (f) of this section may participate fully in all proceedings until it is finally determined that such person is not entitled to appraisal rights under this section.

(i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving, resulting or converted entity to the persons entitled thereto. Payment shall be so made to each such person upon such terms and conditions as the Court may order. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving, resulting or converted entity be an entity of this State or of any state.

(j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a person whose name appears on the list filed by the surviving, resulting or converted entity pursuant to subsection (f) of this section who participated in the proceeding and incurred expenses in connection therewith, the Court may order all or a portion of such expenses, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal not dismissed pursuant to subsection (k) of this section or subject to such an award pursuant to a reservation of jurisdiction under subsection (k) of this section.

(k) Subject to the remainder of this subsection, from and after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, no person who has demanded appraisal rights with respect to some or all of such person’s shares as provided in subsection (d) of this section shall be entitled to vote such shares for any purpose or to receive payment of dividends or other distributions on such shares (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger, consolidation, conversion, transfer, domestication or continuance). If a person who has made a demand for an appraisal in accordance with this section shall deliver to the surviving, resulting or converted entity a written withdrawal of such person’s demand for an appraisal in respect of some or all of such person’s shares in accordance with subsection (e) of this section, either within 60 days after such effective date or thereafter with the written approval of the corporation, then the right of such person to an appraisal of the shares subject to the withdrawal shall cease. Notwithstanding the foregoing, an appraisal proceeding in the Court of Chancery shall not be dismissed as to any person without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just, including without limitation, a reservation of jurisdiction for any application to the Court made under subsection (j) of this section; provided, however that this provision shall not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the terms offered upon the merger, consolidation, conversion, transfer, domestication or continuance within 60 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, as set forth in subsection (e) of this section. If a petition for an appraisal is not filed within the time provided in subsection (e) of this section, the right to appraisal with respect to all shares shall cease.

(l) The shares or other equity interests of the surviving, resulting or converted entity to which the shares of stock subject to appraisal under this section would have otherwise converted but for an appraisal demand made in accordance with this section shall have the status of authorized but not outstanding shares of stock or other equity interests of the surviving, resulting or converted entity, unless and until the person that has demanded appraisal is no longer entitled to appraisal pursuant to this section.